SCHEDULE 14A
                                 (Rule 14a-101)
                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement               [ ] Confidential,  For Use of the  Commission  Only
                                                  (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Under Rule 14a-12

                        LANDAMERICA FINANCIAL GROUP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)   Title of each class of securities to which transaction applies:
           .....................................................................
     (2)   Aggregate number of securities to which transaction applies:
           .....................................................................
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
           .....................................................................
     (4)   Proposed maximum aggregate value of transaction:
           .....................................................................
     (5)   Total fee paid:
           .....................................................................

[ ]  Fee paid previously with preliminary materials.
           .....................................................................

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)   Amount previously paid:
           .....................................................................
     (2)   Form, Schedule or Registration Statement No.:
           .....................................................................
     (3)   Filing Party:
           .....................................................................
     (4)   Date Filed:
           .....................................................................

[LANDAMERICA FINANCIAL GROUP, INC. LOGO]







                                 _______________

                         ANNUAL MEETING OF SHAREHOLDERS
                                 _______________

                                                                   April 6, 2000


Dear Shareholder:

         You are cordially invited to attend the 2000 Annual Meeting of Shareholders of LandAmerica Financial Group, Inc., which is to be held in the Commonwealth Room on the 3rd Floor of the Commonwealth Club located at 401 West Franklin Street, Richmond, Virginia, on Tuesday, May 16, 2000, at 10:00 a.m. At the Meeting, you will be asked to elect five Directors to serve three-year terms and two Directors to serve two-year terms, and to approve the LandAmerica Financial Group, Inc. 2000 Stock Incentive Plan.

         Whether or not you plan to attend the Meeting, it is important that your shares be represented and voted at the Meeting. You can vote by signing, dating and returning the enclosed proxy card or voting instruction. Also, registered shareholders and participants in plans holding shares of the Company's Common Stock may vote by telephone or over the Internet. Instructions for using these convenient services are set forth on the proxy card or voting instruction. Beneficial owners of shares held in street name should follow the enclosed instructions for voting their shares. I hope you will be able to attend the Meeting, but even if you cannot, please vote your shares as soon as you can.

                                   Sincerely,

                                   /s/ Charles H. Foster, Jr.

                                   Charles H. Foster, Jr.
                                   Chairman and Chief
                                   Executive Officer

                        LANDAMERICA FINANCIAL GROUP, INC.
                           101 Gateway Centre Parkway
                                   Gateway One
                          Richmond, Virginia 23235-5153


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


         The Annual Meeting of Shareholders (the "Meeting") of LandAmerica Financial Group, Inc. (the "Company") will be held in the Commonwealth Room on the 3rd Floor of the Commonwealth Club located at 401 West Franklin Street, Richmond, Virginia, on Tuesday, May 16, 2000, at 10:00 a.m., for the following purposes:

         (1) To elect five Directors to serve three-year terms and two Directors to serve two-year terms;

         (2) To approve the LandAmerica Financial Group, Inc. 2000 Stock Incentive Plan; and

         (3) To act upon such other matters as may properly come before the Meeting or any adjournments thereof.

         Only holders of shares of Common Stock of record at the close of business on April 3, 2000, shall be entitled to notice of and to vote at the Meeting.

                                             By Order of the Board of Directors,

                                                          Russell W. Jordan, III

                                                                       Secretary
April 6, 2000

                                 PROXY STATEMENT

         The enclosed proxy is solicited by the Board of Directors of the Company. A shareholder may revoke the proxy at any time prior to its use, but proxies properly executed and received by the Secretary prior to the Meeting, and not revoked, will be voted in accordance with the terms thereof. Shareholders and participants in plans holding shares of the Company's Common
Stock are urged to complete, sign and date the enclosed proxy or voting instruction and return it as promptly as possible in the postage-paid envelope enclosed for that purpose. Registered shareholders and plan participants can also deliver proxies and voting instructions by calling a toll-free telephone number or by using the Internet. The telephone and Internet voting procedures are designed to authenticate shareholders' and plan participants' identities, to allow shareholders and plan participants to give their voting instructions and to confirm that such instructions have been recorded properly. Instructions for voting by telephone or over the Internet are set forth on the enclosed proxy card or voting instruction. If your shares are held in street name with your bank or broker, please follow the instructions found on the voting instruction card enclosed with this Proxy Statement.

         The Company will pay all of the costs associated with this proxy solicitation. Proxies are being solicited by mail and may also be solicited in person or by telephone, telefacsimile or other means of electronic transmission by Directors, officers and employees of the Company. The Company will reimburse banks, brokerage firms, and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy materials to the beneficial owners of the shares of the Company's Common Stock. It is contemplated that additional solicitation of proxies will be made by Corporate Investor Communications, Inc., at an anticipated cost to the Company of approximately $6,000, plus reimbursement of out-of-pocket expenses.

         This Proxy Statement will be mailed to registered holders of the Common Stock of the Company on or about April 6, 2000.

                                  VOTING RIGHTS

         The Company had 13,403,141 shares of Common Stock outstanding as of April 3, 2000, each having one vote. Only holders of the Company's Common Stock of record at the close of business on April 3, 2000, will be entitled to vote. A majority of the shares entitled to vote, represented in person or by proxy, will constitute a quorum for the transaction of business at the Meeting. Abstentions and shares held in street name ("Broker Shares") voted as to any matter at the Meeting will be included in determining the number of shares present or represented at the Meeting. Broker Shares that are not voted on any matter at the Meeting will not be included in determining the number of shares present or represented at the Meeting.

         The Company is not aware of any matters that are to come before the Meeting other than those described in this Proxy Statement. However, if other matters do properly come before the Meeting, it is the intention of the persons named in the enclosed proxy card to vote such proxy in accordance with their best judgment.

                                  Proposal One

                              ELECTION OF DIRECTORS

         At the Meeting, five Directors are to be elected for terms of three years and two Directors are to be elected for terms of two years. Seven other Directors have been elected to terms that end in either 2001 or 2002, as indicated below. The following pages set forth certain information concerning the nominees and the Directors whose terms of office will continue after the Meeting. All of the nominees and incumbent Directors listed below were previously elected Directors by the shareholders, except Howard E. Steinberg, who was elected by the Board effective March 15, 2000, and Julious P. Smith, Jr., who is standing for election for the first time. Robert M. Steinberg, a Director since 1998, resigned from the Board effective March 15, 2000.

         Proxies, unless otherwise specified, will be voted for the election of the nominees listed to serve as Directors. The election of each nominee for Director requires a plurality of the votes cast in the election of Directors. If, at the time of the Meeting, any nominee should be unavailable to serve as a Director, it is intended that votes will be cast, pursuant to the enclosed proxy, for such substitute nominee as may be nominated by the Board of Directors. Each nominee has consented to being named in this Proxy Statement and to serve if elected.

                           Certain Voting Arrangements

         On February 27, 1998, the Company acquired from Reliance Insurance Company ("RIC") all of the issued and outstanding shares of the capital stock of Commonwealth Land Title Insurance Company ("Commonwealth") and Transnation Title Insurance Company ("Transnation"), resulting in Commonwealth and Transnation each becoming wholly owned subsidiaries of the Company (the "Acquisition"). In connection with the Acquisition, the Company, RIC and RIC's parent, Reliance Group Holdings, Inc. ("Reliance"), entered into a Voting and Standstill Agreement (the "Voting Agreement"). The Voting Agreement provides that as long as RIC owns, on a fully diluted basis, at least 20% of the Company's issued and outstanding capital stock, RIC will be entitled to nominate, and the Company will recommend for election, one Director (an "RIC Director") in each of the three classes of the Board of Directors, and, subject to applicable law or rules of the New York Stock Exchange, one of the RIC Directors will be designated to serve on each of the committees of the Board of Directors. The number of RIC Directors will be reduced once RIC's ownership of the Company's issued and outstanding Common Stock is reduced to less than 20%. Pursuant to the Voting Agreement, Reliance and RIC have agreed to certain prohibitions and requirements with respect to the voting of shares of stock owned by them or their affiliates, including the requirement that such shares be voted for nominees to the Board of Directors of the Company recommended by the Board of Directors or a nominating committee thereof. Unless terminated earlier by written agreement of the parties, the Voting Agreement will remain in effect until RIC's ownership of the capital stock of the Company is reduced below predetermined levels.

         Howard E. Steinberg has been nominated pursuant to the Voting Agreement to replace Robert M. Steinberg as an RIC Director in the class of Directors whose terms expire in 2002.

                Nominees for Election for Terms Expiring in 2003

         JANET A. ALPERT, 53, is President of the Company and of each of Lawyers Title Insurance Corporation ("Lawyers Title"), Commonwealth and Transnation, subsidiaries of the Company. Prior to February 27, 1998, she was President and Chief Operating Officer of the Company and of Lawyers Title, positions she held for more than five years. Ms. Alpert is a member of the Executive Committee and has been a Director since 1994.

         MICHAEL DINKINS, 46, is Chairman and Chief Executive Officer of Access Worldwide Communications, Inc. ("Access Worldwide") (a marketing services company). From August 1999 to March 2000, he was President and Chief Executive Officer, and from August 1997 to August 1999, he was Chief Financial Officer of Access Worldwide. From 1996 to August 1997, Mr. Dinkins was President of the Graphic Communications Group of Cadmus Communications Corporation ("Cadmus") (a printing, marketing and publishing company). From September 1993 to 1996, he was Vice President and Chief Financial Officer of Cadmus. Mr. Dinkins is a Director of Access Worldwide. He is a member of the Audit Committee and the Pension and Portfolio Committee and has been a Director since 1997.

         JAMES ERMER, 57, retired as Executive Vice President - Strategic Planning and Corporate Development of CSX Corporation ("CSX") (a railroad and transportation company) in December 1996. Prior to April 25, 1995, he was Senior Vice President - Finance and Chief Financial Officer of CSX, a position he held for more than five years. Mr. Ermer is a Director and trustee of the Nations Funds group of mutual funds. He is Chairman of the Finance Committee and a member of the Compensation Committee and the Pension and Portfolio Committee. Mr. Ermer has been a Director since 1991.

         LOWELL C. FREIBERG, 60, has been Executive Vice President of Reliance (a property and casualty insurance holding company) since May 1998, and he has been Chief Financial Officer of Reliance for more than five years. Prior to May 1998, Mr. Freiberg was Senior Vice President of Reliance, a position he held for more than five years. He is a Director of Reliance and Symbol Technologies, Inc. Mr. Freiberg is a member of the Pension and Portfolio Committee and the Finance Committee and has been a Director since 1998.

         JOHN P. McCANN, 55, is Chairman and Chief Executive Officer of United Dominion Realty Trust, Inc. ("United Dominion") (an apartment real estate investment trust). Prior to January 1, 1999, he was Chairman, President and Chief Executive Officer of United Dominion, a position he held for more than five years. Mr. McCann is a Director of United Dominion and Storage USA, Inc. He is a member of the Audit Committee, the Pension and Portfolio Committee and the Finance Committee. Mr. McCann has been a Director since 1997.

                Nominees for Election for Terms Expiring in 2002

         JULIOUS P. SMITH, JR., 57, is Chairman and Chief Executive Officer and a member of the law firm of Williams, Mullen, Clark & Dobbins (formerly Williams, Mullen, Christian & Dobbins). Prior to June 1, 1999, he was President and Chief Executive Officer and a member of Williams,

Mullen, Christian & Dobbins, positions he held for more than five years. Mr. Smith is a Director of the Mutual Assurance Society of Virginia. Williams, Mullen, Clark & Dobbins acts as counsel to the Company.

         HOWARD E. STEINBERG, 55, is Executive Vice President - Chief of Corporate Operations of Reliance. From May 1998 to March 2000, he was Executive Vice President, General Counsel and Corporate Secretary of Reliance. Prior to May 1998, he was Senior Vice President, General Counsel and Corporate Secretary of Reliance, positions he held for more than five years. Mr. Steinberg is a Director of Reliance. He is a member of the Executive Committee and the Corporate Governance Committee and has been a Director since March 15, 2000.

         The Board of Directors recommends that the shareholders vote for the nominees set forth above.

                 Incumbent Directors Whose Terms Expire in 2002

         ROBERT F. NORFLEET, JR., 60, serves as a consultant in the capacity of Director of Client Relations for the Trust and Investment Management Group of Crestar Bank. From 1994 until his retirement on March 1, 1996, he was Corporate Executive Vice President and Senior Credit Officer of Crestar Bank. Mr. Norfleet is Chairman of the Audit Committee and a member of the Executive Committee and has been a Director since 1991.

         EUGENE P. TRANI, 60, is President of Virginia Commonwealth University (an urban, public research university), a position he has held for more than five years. He is a Director of Universal Corporation, SunTrust Mid-Atlantic Bank and Heilig-Meyers Company. Dr. Trani is Chairman of the Corporate Governance Committee and a member of the Audit Committee and the Compensation Committee. He has been a Director since 1993.

                 Incumbent Directors Whose Terms Expire in 2001

         GEORGE E. BELLO, 64, is Executive Vice President and Controller of Reliance, a position he has held for more than five years. He is a Director of Reliance and Horizon Health Corporation. Mr. Bello is a member of the Compensation Committee and has been a Director since 1998.

         THEODORE L. CHANDLER, JR., 47, is Senior Executive Vice President of the Company. He is also Senior Executive Vice President of each of Lawyers Title, Commonwealth and Transnation, positions he has held since February 23, 2000. Prior to January 31, 2000, Mr. Chandler was a member of the law firm of Williams, Mullen, Clark & Dobbins, a position he held for more than five years. He is a Director of Hilb, Rogal and Hamilton Company, Open Plan Systems, Inc. and the Mutual Assurance Society of Virginia. Mr. Chandler is a member of the Executive Committee and has been a Director since 1991.

         CHARLES H. FOSTER, JR., 57, is Chairman and Chief Executive Officer of the Company and of Lawyers Title, positions he has held for more than five years. He is also Chairman and Chief Executive Officer of each of Commonwealth and Transnation, positions he has held since June 1, 1999. Mr. Foster is a Director of Universal Corporation and SunTrust Mid-Atlantic Bank. He is

Chairman of the Executive Committee and a member of the Pension and Portfolio Committee and the Finance Committee. Mr. Foster been a Director since 1991.

         HERBERT WENDER, 62, was Vice Chairman and Chief Operating Officer of the Company from March 1, 1998 until his retirement on May 31, 1999. Prior to May 31, 1999, he was also Chairman and Chief Executive Officer of each of Commonwealth and Transnation, positions he held for more than five years. Mr. Wender is Lead Director of Radian Group, Inc. (a private mortgage insurance company). He is a member of the Pension and Portfolio Committee and the Finance Committee. Mr. Wender has been a Director since 1998.

         MARSHALL B. WISHNACK, 53, was Chairman and Chief Executive Officer of Wheat First Union (formerly Wheat First Butcher Singer and now First Union Securities) (the securities brokerage division of First Union Corporation) from April 1, 1996 until his retirement on December 31, 1999. Prior to April 1, 1996, he was President and Chief Executive Officer of Wheat First Butcher Singer, a position he held for more than five years. Mr. Wishnack is a Director of S&K Famous Brands, Inc. He is Chairman of the Compensation Committee and a member of the Audit Committee and the Corporate Governance Committee. Mr. Wishnack has been a Director since 1991.

                                 STOCK OWNERSHIP

                             Principal Shareholders

         The following table sets forth certain information with respect to the beneficial ownership of shares of the Company's Common Stock by each person or group known by the Company to beneficially own more than 5% of the outstanding shares of such stock.

Name of Beneficial Owner                                   Number of Shares               Percent of Class 1
------------------------                                   -----------------              ------------------

LandAmerica Financial Group, Inc.
Savings and Stock Ownership Plan 2                              1,431,008                      10.33%
 101 Gateway Centre Parkway
 Gateway One
 Richmond, Virginia 23235-5153

Reliance Group Holdings, Inc. 3                                 4,039,473                      29.17%
Reliance Financial Services Corporation
Reliance Insurance Company
 55 East 52nd Street
 New York, New York 10055

Dimensional Fund Advisors Inc. 4                                  774,862                       5.60%
  1299 Ocean Avenue, 11th Floor
  Santa Monica, California 90401

______________________

         1 The percents shown in the table are based on the number of shares of Common Stock outstanding on December 31, 1999.

         2 Each participant in the LandAmerica Financial Group, Inc. Savings and Stock Ownership Plan (the "401(k) Plan") has the right to instruct Merrill Lynch Trust Company, trustee for the 401(k) Plan, with respect to the voting of shares allocated to his or her account. The trustee, however, will vote any shares for which it receives no instructions in the same proportion as those shares for which it has received instructions. The table shows the number of shares of the Company's Common Stock held by the 401(k) Plan on December 31, 1999.

         3 In an Amendment No. 2 to Schedule 13D (the "Schedule 13D") filed with the Securities and Exchange Commission (the "Commission") on March 28, 2000, by Reliance Financial Services Corporation ("Reliance Financial"), Reliance Financial reported beneficial ownership as of March 28, 2000 of 4,039,473 shares of Common Stock, representing approximately 28.9% of such shares outstanding as of September 30, 1999. According to the Schedule 13D, all of the 4,039,473 shares of Common Stock beneficially owned by Reliance Financial are owned directly by RIC, a wholly owned subsidiary of Reliance Financial. RIC has sole voting (subject to the terms of the Voting Agreement described more fully elsewhere in this Proxy Statement) and dispositive power over all of the shares of Common Stock beneficially owned by Reliance Financial. See "Election of Directors - Certain Voting Arrangements." Reliance Financial is a wholly owned subsidiary of Reliance, which, according to the Schedule 13D, is also deemed to beneficially own all 4,039,473 of the shares.

         4 In a Schedule 13G filed with the Commission on February 3, 2000, Dimensional Fund Advisors Inc. ("Dimensional") reported that in its role as investment advisor to four investment companies registered under the Investment Company Act of 1940 or as investment manager to certain commingled group trusts and separate accounts (collectively, the "Funds"), it has sole power to vote and dispose of 774,862 shares of the Company's Common Stock. The Schedule 13G states that all of such shares are owned by the Funds, no one of which, to the knowledge of Dimensional, owns more than 5% of the shares of Common Stock outstanding.

                        Directors and Executive Officers

         The following table sets forth certain information with respect to (a) the beneficial ownership of shares of the Company's Common Stock by (i) each Director and nominee, (ii) each executive officer listed in the Summary Compensation Table (the "Named Executive Officers") and (iii) all Directors and executive officers as a group and (b) the amount of Deferred Stock Units held by each such person and group.

                                                    Beneficial Ownership
                                    ------------------------------------------------------
                                                                                                   Additional
Name of Beneficial Owner              Number of Shares 1,2          Percent of Class         Deferred Stock Units 3
------------------------              -----------------             ----------------         --------------------

Janet A. Alpert                              123,020                       *                        3,530.69
George E. Bello                                    0                       *                               0
Theodore L. Chandler, Jr.                     22,648                       *                        2,385.67
Michael Dinkins                                5,573                       *                               0
James Ermer                                   16,073                       *                        2,273.74
G. William Evans                              46,846                       *                        3,365.92
Lowell C. Freiberg                                 0                       *                               0
Charles H. Foster, Jr.                       248,056                     1.79%                      7,666.63
John P. McCann                                10,573                       *                        1,889.44
Robert F. Norfleet, Jr.                       13,823                       *                        2,109.87
Jeffrey C. Selby                               5,018                       *                          678.40
Julious P. Smith, Jr.                          1,000 4                     *                               0
Howard E. Steinberg                                0                       *                               0
Jeffrey A. Tischler                            5,910                       *                        2,367.80
Eugene P. Trani                               12,073                       *                        2,197.55
Jeffrey D. Vaughan                            31,234                       *                        4,391.87
Herbert Wender                                29,430                       *                        1,121.78
Marshall B. Wishnack                          15,573                       *                        2,171.26

All Directors and executive                  657,889                     4.75%                     39,771.24
  officers as a group (22
  persons, including those
  named above)

_____________________

         * Percentage of ownership is less than 1% of the outstanding shares of Common Stock of the Company.

         1 Except as otherwise noted, the number of shares of Common Stock of the Company shown in the table is as of December 31, 1999. The percents shown in the table are based on the number of shares of Common Stock outstanding on December 31, 1999.

         2 The number of shares of Common Stock shown in the table includes 51,279 shares held for certain Directors and executive officers in the 401(k) Plan as of December 31, 1999, and 449,143 shares that certain Directors and executive officers have the right to acquire through the exercise of stock options within 60 days following December 31, 1999. The number of shares also includes 5,073 shares of the Company's Common Stock held in fiduciary capacities. Such shares may be deemed to be beneficially owned by the rules of the Commission, but inclusion of the shares in the table does not constitute admission of beneficial ownership.

         3 The amounts  reported in this column are Deferred Stock Units held by
(i) non-employee Directors under the Company's Outside Directors Deferral Plan (see "Directors' Compensation") and (ii) executive officers under the Company's Executive Voluntary Deferral Plan, a salary deferral plan, as of December 31, 1999. Each Deferred Stock Unit represents a hypothetical share of the Company's Common Stock, fluctuates in value with the market price of such stock and is payable only in cash.

         4 The number of shares of Common Stock shown in the table for Mr. Smith is as of March 2, 2000.

             Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's Directors and executive officers and persons who own more than 10% of the Company's Common Stock to file initial reports of ownership and reports of changes in ownership of Common Stock with the Commission. Such persons are required by Commission regulation to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that applicable Section 16(a) filing requirements were satisfied for transactions that occurred in 1999, except that Jeffrey A. Tischler filed an amendment to his year-end Form 5 reporting shares he acquired in August 1999. The Annual Statement of Beneficial Ownership of Securities on Form 5 for the 1998 fiscal year for each of the Company's non-employee Directors who is not a RIC Director did not include the Director's acquisition of Deferred Stock Units in 1998 under the Company's Outside Directors Deferral Plan. The acquisition of Deferred Stock Units in 1998 has been included on each such Director's Form 5 report for the 1999 fiscal year.

                                   COMMITTEES

         The standing  committees  of the Board of Directors  are the  Executive
Committee, the Audit Committee, the Compensation Committee, the Pension and Portfolio Committee, the Finance Committee and the Corporate Governance Committee (formerly the Nominating Committee). The Executive Committee has the authority to act for the Board of Directors on most matters during the intervals between Board meetings. The Audit Committee reviews the scope and the results of the work of the independent public accountants and internal auditors, reviews the adequacy of internal accounting controls and recommends the selection of the independent public accountants to the Board of Directors. The responsibilities of the Compensation Committee are discussed below under "Compensation Committee Report on Executive Compensation." The Pension and Portfolio Committee establishes the investment policy and monitors the performance of pension and portfolio investments of the Company and its subsidiaries. The Finance Committee advises the Board of Directors with respect to financing needs, capital structure and other financial matters. The Corporate Governance Committee (formerly the Nominating Committee) develops qualifications for Director candidates, recommends to the Board of Directors persons to serve as Directors of the Company and monitors developments in, and makes recommendations to the Board concerning corporate governance practices. Shareholders entitled to vote for the election of Directors may nominate candidates for consideration by the Corporate Governance Committee. See "Proposals for 2001 Annual Meeting."

         During the fiscal year ended December 31, 1999, there were ten meetings of the Board of Directors, four meetings of the Executive Committee, three meetings of the Audit Committee, six meetings of the Compensation Committee, four meetings of the Pension and Portfolio Committee and three meetings of the Corporate Governance Committee. All Directors attended 75% or more of the total aggregate number of meetings of the Board of Directors and of the committees on which they served, except Mr. Freiberg.

                             DIRECTORS' COMPENSATION

         Each Director who is not an officer of the Company receives a quarterly retainer of $3,750, a fee of $1,500 for attendance at each Board meeting, and a fee of $750 for attendance at each meeting of a Board committee of which he is a member. Effective December 1, 1998, each such non-employee Director may elect to receive all or part of his compensation in stock. The number of shares of the Company's Common Stock issuable to a Director who makes an annual irrevocable election to receive all stock in lieu of cash compensation is increased by 20%. A Director who is also an officer of the Company receives no compensation for his or her services as a Director. Pursuant to a policy of RIC, the annual retainer and meeting fees that an RIC Director is eligible to receive will be paid directly to RIC.

         The Outside Directors Deferral Plan, as amended and restated in 1998, permits non-employee Directors to defer all or a portion of their cash compensation in Deferred Stock Units. Each Deferred Stock Unit represents a hypothetical share of the Company's Common Stock and fluctuates in value with the market price of such stock. A Participant's Deferred Stock Unit Account is increased by Common Stock dividends paid by the Company. Those Directors who elect to defer 100% of their total cash compensation into Deferred Stock Units for a given year shall receive additional compensation in the form of Deferred Stock Units equal to 20% of their total compensation. Any amounts deferred under the original Outside Directors Deferral Plan may be transferred into the amended and restated Plan by making a one time election to do so. If such amounts are not transferred, the Director's Deferred Cash Account will continue to be credited with interest annually. The interest paid is based on the Rate of Return set forth in the amended and restated Plan, which is currently 9%. Under the original Plan and the amended and restated Plan, benefits are paid in cash in a lump sum or in installments and include survivor's benefits on the benefit commencement date chosen by the Participant. A Participant may also postpone receipt of benefit payments by making a timely election. Accelerated payment of deferred benefits may occur under certain conditions, including a change of control of the Company.

         Prior to 1997 pursuant to the Company's 1992 Stock Option Plan for Non-Employee Directors (the "Directors' Option Plan"), and in 1997 pursuant to the Company's 1991 Stock Incentive Plan, as amended (the "1991 Stock Incentive Plan"), each non-employee Director was granted an option to purchase 1,500 shares of Common Stock of the Company on the first business day following each annual meeting of shareholders. Beginning in 1998, pursuant to the 1991 Stock Incentive Plan, the annual option grant to each non-employee Director who is not affiliated with RIC was increased to 2,000 shares of the Company's Common Stock. Each RIC Director is entitled to receive cash compensation equal to the grant date present value of such option determined by using the Black-Scholes option pricing model; however, pursuant to a policy of RIC, at the direction of the RIC Directors, such amounts are paid directly to RIC. The exercise price of all options granted to non-employee Directors is the fair market value of the Company's Common Stock on the date of grant. All of the options are exercisable six months after the date of grant and expire ten years from the date of grant. Shorter expiration periods may apply in the event an optionee dies, becomes disabled or resigns from or does not stand for reelection to the Board. The options will be adjusted for stock dividends, stock splits and certain other corporate events that may occur in the future.

                          COMPENSATION COMMITTEE REPORT
                            ON EXECUTIVE COMPENSATION

         Decisions on compensation of the Company's executive officers as well as those officers of its subsidiaries who are members of executive management (collectively "senior management") are made by the Compensation Committee of the Board. The Committee determines the salaries of the Company's senior management and reviews and approves annual management incentive programs and executive benefits for senior management. It also administers the 1991 Stock Incentive Plan, the Directors' Option Plan, the Executive Voluntary Deferral Plan, the Outside Directors Deferral Plan and the Executive Target Ownership Program. The Committee reviews any significant changes in the tax qualified employee pension benefit plans and the Regional Management Incentive Programs. All decisions by the Compensation Committee relating to the compensation of the Company's senior management are reported to the full Board.

         Under rules established by the Commission, the Company is required to provide certain information with respect to the compensation and benefits provided to the Company's Chairman and Chief Executive Officer, Charles H. Foster, Jr., and the other executive officers of the Company, including the Named Executive Officers. The report of the Compensation Committee set forth below addresses the Company's compensation policies in effect for 1999.

Executive Compensation Policies

         The Compensation Committee's executive compensation policies are designed to provide competitive levels of compensation that integrate pay with the Company's annual and long-term performance goals, recognize individual initiative and achievements, and assist the Company in attracting and retaining highly qualified executives. They provide for competitive base salaries which reflect individual performance and level of responsibility; annual variable performance opportunities payable in cash on the basis of merit and for the achievement of financial and operating performance goals established by the Committee; and long-term, stock-based incentive opportunities which strengthen the mutuality of interests between senior management and the Company's shareholders.

         In furtherance of its responsibility to determine executive compensation, the Compensation Committee annually, or more frequently, reviews the Company's executive compensation program. The Compensation Committee reviews data from published compensation surveys and evaluates compensation structures and the financial performance of other publicly held companies in the title insurance industry and in certain other financial services sectors as well as the compensation of executive officers in those companies in order to establish general parameters within which it may fix competitive compensation for its executive officers. The insurance industry peer group used for compensation analysis is included within, but is narrower than, the peer group index in the performance graph included in this proxy statement due to the small number of title companies on which compensation data is publicly available. The
Compensation   Committee   believes  that
compensation comparisons are most appropriately made to executives within the insurance industry peer group, with particular emphasis on comparable title insurance companies. This group may change as the Company or its competitors change their focus, merge or consolidate or as new competitors emerge.

         The Compensation Committee then determines the appropriate salary and management incentive using a number of factors, including the executive officer's individual duties and responsibilities in the Company, relative importance to the overall success of the Company's short- and long-term goals and attainment of individual performance goals, if appropriate. With respect to Mr. Foster, the Committee specifically considers the following factors: integrity, vision, leadership, ability to meet agreed upon corporate performance objectives, succession planning, shareholder relations and CEO-Board relations, and it evaluates the overall performance of the Company, including revenues, earnings, development of the organization and return on shareholders' equity. With respect to the other executive officers, including the Named Executive Officers, the committee sets performance criteria, such as profitability, growth and productivity, for the area or areas of Company operations for which the executive is personally responsible and accountable.

         Combining subjective and objective policies and practices, this assessment process is undertaken annually, or more frequently, by the Compensation Committee in order to implement the Company's pay-for-performance policy, which focuses on an executive officer's total compensation, including cash and non-cash compensation, from all sources.

Base Salaries and Annual Incentives

         The Company's executive compensation program stresses incentive opportunities linked to financial and operating performance and incorporates competitive base salaries for senior management targeting the median for comparable positions at comparable companies during 1999. On March 1, 1998, the Company entered into an Employment Agreement with Mr. Foster for a period of three years. Pursuant to the terms of the Employment Agreement, Mr. Foster's annual base salary was fixed at $500,000. The Committee reviews Mr. Foster's base salary annually to consider appropriate increases. After a review and evaluation by the Committee in 1999 of Mr. Foster's personal performance in light of his management responsibilities, the Company's profitability levels in 1998 and the competitiveness of Mr. Foster's salary to those of other chief executive officers of comparable companies, Mr. Foster's salary was maintained at $500,000.

         The executive officers of the Company, including the Named Executive Officers, were eligible for incentive compensation for their 1999 performance. Annual incentive awards for 1999 were made to certain members of senior management, including the Named Executive Officers, out of an incentive pool based on a multiple of the actual annual earnings per share of the Company during 1999. The Committee intends to award annual incentives based on comparisons to peer group and individual performance. The Compensation Committee review included an assessment of the performance of selected individuals in achieving objective and subjective quarterly and annual goals in his or her respective area of responsibility. Based on the performance of the Company and his individual performance, Mr. Foster's annual incentive award for 1999 was $216,000.

Long-Term Incentives

         The Committee administers the 1991 Stock Incentive Plan under which it has granted to key executives stock options and shares of restricted Common Stock based upon a determination of competitive aggregate compensation levels. The primary objective of issuing stock-based incentives is to encourage significant investment in stock ownership by management and to provide long-term financial rewards linked directly to market performance of the Company's stock. The Committee believes that significant ownership of stock by senior management is the best way to align the interests of management and the shareholders, and the Company's stock incentive program is effectively designed to further this objective.

         Effective February 16, 1999, the Compensation Committee granted stock options (the "1999 Options") to various executives, including the Named
Executive Officers. The Committee granted Mr. Foster a 1999 Option to acquire 40,000 shares of Common Stock. In determining the number of shares to be subject to the options granted to Mr. Foster, the Committee evaluated Mr. Foster's overall compensation package relative to that of other chief executives in the insurance industry peer group. With respect to the allocation of available options among the Named Executive Officers and other executives, the Committee is of the view that, as a person's level of responsibility increases, greater portions of his or her total compensation should be linked to the long-term performance of the Company's Common Stock and return to its shareholders.

         The exercise price of the 1999 Options is based on the closing price of the Common Stock on the date of grant. The 1999 Options cannot be exercised until twelve months after the date of grant and expire seven years from such date. An earlier expiration date may apply in the event of an optionee's termination of employment, retirement, death or disability. The 1999 Options vest at the rate of 25% each year in each of the four years following the date of grant.

Executive Target Ownership Program

         In 1998, the Company adopted the Executive Target Ownership Program which requires senior management to attain certain stock ownership levels and therefore maintain a vested interest in the equity performance of the Company. Over a five year period, the executives covered by the program are expected to reach certain ownership levels, which are expressed as a multiple of the executive's base salary and which range from five times base salary, the level applicable to Mr. Foster, to two times base salary depending on the executive's position. Stock ownership for purposes of this program includes (1) shares owned outright by the executive, the executive's immediate family or a trust for the executive's benefit, (2) vested shares held in a qualified benefit plan, (3) the vested portion of restricted shares, (4) shares retained from the exercise of options and (5) Deferred Stock Units under the Executive Voluntary Deferral Plan. Unexercised stock options do not count for purposes of this program.

         The tables which follow this report, and the accompanying narrative and footnotes, reflect the decisions covered by the above discussion.

Tax Considerations

         Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), provides certain criteria for the tax deductibility of compensation in excess of $1 million paid to the Company's executive officers. The Company intends to qualify executive compensation for deductibility under
Section 162(m) to the extent consistent with the best interests of the Company. Since corporate objectives may not always be consistent with the requirements of full deductibility, it is conceivable that the Company may enter into compensation arrangements in the future under which payments are not deductible under Section 162(m). Deductibility will not be the sole factor used by the Committee in ascertaining appropriate levels or modes of compensation.

         To meet the criteria applicable to deductible performance-based compensation (as defined in Section 162(m)), the Company has taken appropriate action to cause grants of stock options and stock appreciation rights under the 1991 Stock Incentive Plan and future grants of stock options and stock appreciation rights under the proposed 2000 Stock Incentive Plan to be performance-based. See Proposal Two for further discussion of the 2000 Stock Incentive Plan and Exhibit A attached hereto for the full text of such plan.

                             Compensation Committee
                                Marshall B. Wishnack, Chairman
                                George E. Bello
                                James Ermer
                                Eugene P. Trani


Richmond, Virginia
March 21, 2000

                        Compensation Committee Interlocks
                            and Insider Participation

         During 1999, Theodore L. Chandler, Jr. served on the Compensation Committee while he was a member of the law firm of Williams, Mullen, Clark & Dobbins, which acts as counsel to the Company.

                             EXECUTIVE COMPENSATION

         The following table shows, for the fiscal years ended December 31, 1999, 1998 and 1997, the cash compensation paid by the Company and its subsidiaries, as well as certain other compensation paid or accrued for those years, to each of the Named Executive Officers in all capacities in which they served:

                           Summary Compensation Table

                                                                                   Long-Term
                                                                                  Compensation
                                           Annual Compensation                       Awards
                                ------------------------------------------  -------------------------
                                                                            Restricted   Securities
      Name and                                            Other Annual        Stock      Underlying      All Other
 Principal Position      Year   Salary ($)1 Bonus ($)2  Compensation($)3    Awards ($)   Options (#) Compensation ($)5
 ------------------      ----   ----------- ----------  ----------------    ----------   ----------- -----------------
Charles H. Foster, Jr.   1999    $500,000    $216,000          --           $       0       40,000       $ 37,403
Chairman and Chief       1998     458,348     600,000          --             388,125 4     10,000         42,078
Executive Officer        1997     250,008     352,800          --                   0       35,000         32,529

Janet A. Alpert          1999     330,000     142,560          --                   0       20,000         28,180
President                1998     306,666     335,000          --             215,625 4      5,000         31,278
                         1997     189,996     235,200          --                   0       18,000         27,311

G. William Evans         1999     250,000     110,925          --                   0       12,000         18,166
Executive Vice           1998     233,340     220,000          --             172,500 4      2,000         21,426
President and Chief      1997     147,501     138,916          --                   0        6,000         13,246
Financial Officer

Jeffrey C. Selby 6       1999     175,008     168,400          --                   0        7,000         13,259
Executive Vice
President - Director of
National Commercial
Services and Manager
of National Agents and
Affiliates

Jeffrey D. Vaughan       1999     175,008     108,080          --                   0        12,000        14,405
Executive Vice           1998     160,010     155,611          --             172,500 4       2,000        17,398
President - Real Estate  1997     125,040     150,436          --                   0         6,000        13,450
Services Group

Herbert Wender 7         1999     197,920     208,333          --                   0             0         3,429
Former Vice Chairman     1998     395,842     525,000          --             301,875 4       8,000         5,577
and Chief Operating
Officer

Jeffrey A. Tischler 8    1999     177,089           0          --                   0        12,000       345,486
Former Executive Vice    1998     208,340     230,000          --             172,500 4       6,000        20,927
President and Chief
Financial Officer

_______________

         1 The 1998 amounts shown in this column for Mr. Wender and Mr. Tischler are the salaries paid to them by the Company and its subsidiaries following the Acquisition and their employment by the Company.

         2 In addition to the 1998 amounts shown in this column, on March 5, 1998, a bonus of $750,000 ($600,000 of which was paid in shares of the Company's Common Stock) was paid by the Company to Mr. Wender as a bonus for his 1997 performance as Chairman and Chief Executive Officer of Commonwealth and Transnation, and a bonus of $350,000 was paid by the Company to Mr. Tischler for his 1997 performance as Executive Vice President, Chief Financial and Administrative Officer of Commonwealth and Transnation.

         3 The dollar value of perquisites and other personal benefits received by each of the Named Executive Officers during each of the fiscal years ended December 31, 1999, 1998 and 1997 did not exceed the lesser of $50,000 or 10% of the total amount of salary and bonus reported for each in such years.

         4 The 1998 amounts in this column are the dollar values, based on a $43.125 closing price of a share of Common Stock on April 6, 1998 as reported on the New York Stock Exchange, of the following number of shares of restricted Common Stock awarded on such date to the Named Executive Officers: Mr. Foster, 9,000 shares; Ms. Alpert, 5,000 shares; Mr. Evans, 4,000 shares; Mr. Vaughan, 4,000 shares; Mr. Wender, 7,000 shares; and Mr. Tischler, 4,000 shares. On March 1, 1999, and on each of the three successive anniversary dates of such date, the awards, except the awards to Mr. Wender and Mr. Tischler, vest for 25% of the shares of Common Stock covered by such awards. The awards to Mr. Wender vested upon his retirement on May 31, 1999. The awards to Mr. Tischler vested on
September 15, 1999, pursuant to an Employee Severance and Release Agreement between the Company and Mr. Tischler (the "Tischler Agreement") in connection with his resignation from the Company (see "Contractual Obligations"). The number of shares of restricted Common Stock held by each of the Named Executive Officers on December 31, 1999, and the dollar value of such shares on such date based on a $18.375 closing price of a share of Common Stock on such date as reported on the New York Stock Exchange, were as follows: Mr. Foster, 9,000 shares, $165,375; Ms. Alpert, 5,000 shares, $91,875; Mr. Evans, 4,000 shares,
$73,500;  Mr.  Selby,  1,000 shares,  $18,375;  and Mr.  Vaughan,  4,000 shares,
$73,500. Dividends will be paid on the shares of restricted Common Stock awarded on April 6, 1998 to the Named Executive Officers.

         5 "All Other Compensation" includes the following amounts for the fiscal year ended December 31, 1999: (a) $5,120, $5,120, $5,120, $5,120, $5,120,
$3,429 and $3,840 for Mr. Foster, Ms. Alpert, Mr. Evans, Mr. Selby, Mr. Vaughan, Mr. Wender and Mr. Tischler, respectively, representing total contributions of $32,869 to the Company's 401(k) Plan on behalf of each of the Named Executive Officers to match 1999 pre-tax elective deferral contributions (which are included under the "Salary" column) made by each to such plan; (b) $5,397 and $4,895 of accrued interest on income deferred in 1986, 1987, 1988 or 1989 by Mr. Foster and Ms. Alpert, respectively, under the Lawyers Title Deferred Income Plan (computed assuming that each of the participating Named Executive Officers satisfies all conditions necessary to earn the highest interest rate payable under such plan), to the extent the total interest accrued with respect to such income amounts during 1999 exceeded 120% of the applicable federal long term rate provided under Section 1274(d) of the Internal Revenue Code of 1986, as amended; (c) $26,886, $18,165, $13,046, $8,139, $9,285 and $14,146 for Mr.
Foster, Ms. Alpert, Mr. Evans, Mr. Selby, Mr. Vaughan and Mr. Tischler, respectively, representing compensation attributable to life insurance premiums paid by the Company in 1999 pursuant to the Company's split-dollar life insurance plan; and (d) $327,500 for Mr. Tischler, representing amounts paid and payable to him by the Company pursuant to the Tischler Agreement.

         6 Mr. Selby was elected Executive Vice President - Director of National Commercial Services and Manager of National Agents and Affiliates of the Company effective February 17, 1999.

         7 Mr. Wender was elected Vice Chairman and Chief Operating Officer of the Company effective March 1, 1998, in connection with the Acquisition. He retired on May 31, 1999.

         8 Mr. Tischler was elected Executive Vice President, Chief Financial Officer and Treasurer of the Company effective March 1, 1998, in connection with the Acquisition. In February 1999, his title was changed to Executive Vice President and Chief Financial Officer of the Company. He resigned on September 15, 1999, to pursue other interests.

                                  Stock Options

         The following tables contain information concerning grants of stock options to the Named Executive Officers during the fiscal year ended December 31, 1999, exercises of stock options by the Named Executive Officers in such fiscal year and the fiscal year-end value of all unexercised stock options held by the Named Executive Officers.

                        Option Grants in Last Fiscal Year

                                            Individual Grants
                          ------------------------------------------------------------------
                             Number of
                            Securities    % of Total Options
                            Underlying        Granted to                                        Grant Date
                              Options        Employees in         Exercise or     Expiration     Present
          Name             Granted (#)1      Fiscal Year     Base Price ($/Sh) 2    Date 3      Value ($)4
          ----             -----------       -----------     -------------------  ----------    ----------
Charles H. Foster, Jr.        40,000             21.9%             $44.00           2/16/06      $537,170
Janet A. Alpert               20,000             10.9               44.00           2/16/06       268,585
G. William Evans              12,000              6.6               44.00           2/16/06       161,151
Jeffrey C. Selby               7,000              3.8               44.00           2/16/06        94,005
Jeffrey D. Vaughan            12,000              6.6               44.00           2/16/06       161,151
Jeffrey A. Tischler           12,000              6.6               44.00          12/14/99        74,306

_______________

         1 The options granted to the Named Executive Officers other than Mr. Tischler become exercisable for 25% of the shares of Common Stock of the Company covered by such options on each of the first four successive anniversary dates of the date of grant. The options granted to Mr. Tischler became exercisable for all covered shares on September 15, 1999, pursuant to the Tischler Agreement. The options listed in the table were granted on February 16, 1999.

         2 The exercise price for the options listed in the table was the fair market value on the date of grant. The exercise price may be paid in cash, in shares of Common Stock of the Company valued at fair market value on the date of exercise or pursuant to a cashless exercise procedure under which the optionee provides irrevocable instructions to a brokerage firm to sell the purchased shares and to remit to the Company, out of the sale proceeds, an amount equal to the exercise price plus all required withholding and other deductions.

         3 The options listed in the table expire seven years from the date of grant. An earlier expiration date may apply in the event of the optionee's termination of employment, retirement, death or disability.

         4 The Black-Scholes option pricing model was used to determine the "Grant Date Present Value" of the options listed in the table. The model used assumed a risk free interest rate of 5.07%, a dividend yield of .455%, a volatility measure of .346, which is the variance on the rate of return on the Common Stock of the Company over the most recent 251 trading day period prior to the grant of the option, and an exercise date approximately four years after the option vests. Because the magnitude of any nontransferability discount is extremely difficult to determine, none was applied in determining the value of the listed option.

                 Aggregated Option Exercises in Last Fiscal Year
                        and Fiscal Year-End Option Values

                                                           Number of Securities         Value of Unexercised
                                                          Underlying Unexercised        In-the-Money Options
                                                           Options at FY-End (#)           at FY-End ($)2
                                                         -------------------------   --------------------------
                        Shares Acquired       Value
         Name           on Exercise (#)   Realized ($)1  Exercisable  Unexercisable  Exercisable  Unexercisable
         ----          ----------------   -------------  -----------  -------------  -----------  -------------
Charles H. Foster, Jr.       53,769         $1,040,614     158,043         77,500      $775,019        $ 0
Janet A. Alpert              12,000            238,393      72,750         40,250       229,720          0
G. William Evans                  0                  0      22,000         18,750        76,894          0
Jeffrey C. Selby                  0                  0         500          8,500             0          0
Jeffrey D. Vaughan                0                  0       9,950         17,150        19,613          0
Herbert Wender                    0                  0       8,000              0             0          0
Jeffrey A. Tischler               0                  0           0              0             0          0

________________

         1 The value realized represents the difference between the exercise price of the option and the fair market value of the Company's Common Stock on the date of exercise.

         2 The value of in-the-money options at fiscal year-end was calculated by determining the difference between the fair market value of the Common Stock of the Company underlying the options on December 31, 1999, and the exercise price of the options.

                               Retirement Benefits

         All of the Named Executive Officers participate in the Company's Cash Balance Plan, a qualified defined benefit retirement plan. Under the plan, a hypothetical cash balance account is established for each participant for record keeping purposes. Each year a participant's cash balance account is credited with (a) a compensation credit based on the participant's age, service and compensation for that year and (b) an interest credit based on the participant's account balances at the end of the prior year. The compensation credit percentage is determined by the sum of the participant's age and service at the beginning of the year, and ranges from 2% for a sum of less than 35 to 5% for a sum of 80 or more. Interest credits for the year are based on the average of 10-year Treasury bond rates in effect for the month of November of the prior year. At retirement, the account balance may be converted to various monthly benefit options based on actuarial factors defined in the plan or may be paid in a lump sum benefit. Benefits for participants who were eligible for early retirement on December 31, 1998 under the terms of the former Lawyers Title Retirement Plan or the former Commonwealth Pension Plan will be no less than benefits calculated under the provisions of such former plan.

         The Internal Revenue Code limits (a) the annual retirement benefit that may be paid under the Cash Balance Plan and (b) the compensation that may be used in computing a benefit. The maximum benefit limitation is adjusted each year to reflect the cost of living. For 1999, the maximum benefit limitation was $130,000 (based on a life annuity) and the earnings limitation was $160,000.

         Ms. Alpert and Messrs. Foster, Evans and Vaughan are also covered by the Company's 1999 Benefit Restoration Plan, an unfunded plan designed to restore to selected participants the benefits that cannot be paid under the Cash Balance Plan due to the Internal Revenue Code maximum benefit limitation, the earnings limitation, or both. The benefit payable under the 1999 Benefit Restoration Plan is the difference between the benefit that would be payable under the Cash Balance Plan, but for either or both of the Internal Revenue Code limitations, and the amount actually payable under the Cash Balance Plan. The benefits under the 1999 Benefit Restoration Plan are payable for a period of 15 years.

         Mr. Selby is also covered by a Supplemental Executive Retirement Plan Agreement with Commonwealth and Transnation that provides a benefit at retirement equal to 30% of the average of base salary received from November 1, 1993 to the date of retirement. The benefit is in addition to the benefits under the Cash Balance Plan and is payable for a period of 10 years.

         Mr. Wender's employment agreement with the Company provided that he is entitled to a retirement benefit to restore the benefits that cannot be paid to him under the Cash Balance Plan due to the Internal Revenue Code maximum benefit limitation, the earnings limitation, or both. The benefits under the agreement are based on the average of total earnings for the five years prior to retirement and are payable for a period of 10 years.

         Assuming current salary and bonus levels (as reported in the Summary Compensation Table) and participation until normal retirement at age 65, the estimated total annual benefit payable to each of the Named Executive Officers at normal retirement age under the Cash Balance Plan, and the 1999 Benefit Restoration Plan or the Commonwealth/Transnation Supplemental Executive Retirement Plan Agreement, as applicable, is as follows: Mr. Foster, $346,000; Ms. Alpert, $285,000; Mr. Evans, $194,000; Mr. Selby, $87,000; Mr. Vaughan,
$181,000; and Mr. Tischler, $13,000.

         Mr. Wender retired on May 31, 1999. Under the Cash Balance Plan and his employment agreement, he is entitled to $352,000 in annual retirement benefits.

                             Contractual Obligations

         Employment Agreements. In 1998, the Company entered into an employment agreement with Mr. Foster for a three-year period, an employment agreement with Mr. Wender for a period that ended on May 31, 1999, and an employment agreement with Ms. Alpert for a two-year period. These employment agreements provide the following annual base salaries: Mr. Foster, $500,000; Mr. Wender, $475,000; and Ms. Alpert $330,000. Mr. Wender was entitled to an annual bonus of not less than $500,000 for the 1998 fiscal year and a bonus of $208,333 for the period from January 1, 1999 to May 31, 1999. Mr. Foster and Ms. Alpert are entitled to receive an annual bonus as established by the Compensation Committee. The employment agreements provide that each of the executives is entitled to participate in and receive all benefits under all incentive, savings, retirement, welfare benefit, expense reimbursement, fringe benefit and other plans and arrangements made available to peer executives of the Company. Pursuant to the Acquisition and Mr. Wender's employment agreement, the Company has assumed all obligations through February 27, 1998, under the Reliance Retirement Benefit Equalization Plan with respect to Mr. Wender.

         Change of Control Agreements. To ensure that the Company will have the continued dedicated service of certain executives notwithstanding the possibility, threat or occurrence of a change of control, the Company has entered into change of control employment agreements with certain executives, including the Named Executive Officers. The agreements generally provide that if the executive is terminated other than for cause within three years after a change of control of the Company, or if the executive terminates his employment for good reason within such three-year period or voluntarily during the 30-day period following the first anniversary of the change of control, the executive is entitled to receive "severance benefits." Severance benefits include a lump sum severance payment equal to up to three times the sum of the officer's base salary and highest annual bonus, together with certain other payments and benefits, including continuation of employee welfare benefits and, under most of the agreements, an additional payment to compensate the executive for certain excise taxes imposed on certain change of control payments.

         The Board of Directors believes that the change of control employment agreements benefit the Company and its shareholders by securing the continued service of key management personnel and by enabling management to perform its duties and responsibilities without the distracting uncertainty associated with a change of control.

         Tischler Agreements. On September 15, 1999, Jeffrey A. Tischler resigned as Executive Vice President and Chief Financial Officer of the Company to pursue other interests. In connection with Mr. Tischler's departure, the Company and Mr. Tischler entered into the Tischler Agreement that provides for
(i)  severance  payments of $225,000 to be made by the Company to Mr.  Tischler,
(ii) payment of up to $27,500 in expenses incurred or expected to be incurred by Mr. Tischler, (iii) Mr. Tischler's resignation from all positions with the Company and its subsidiaries, (iv) accelerated vesting of options and restricted Common Stock held by Mr. Tischler, (v) payments to Mr. Tischler in the event of a change of control of the Company and (vi) a release of claims by Mr. Tischler. The Tischler Agreement also contains restrictive covenants related to confidentiality, non-competition and non-interference that govern the post-employment relationship between the Company and Mr. Tischler. In addition, the Company and Mr. Tischler entered into a Release Agreement, dated September 15, 1999, that provides for a severance payment of $75,000 to Mr. Tischler for relocation expenses and a release of claims by Mr. Tischler.

                                STOCK PERFORMANCE

         The following graph compares the cumulative total return to the shareholders of the Company for the last five fiscal years with the total return on the Standard & Poors 500 Index and the Nasdaq Insurance Index, assuming the investment of $100 in the Company's Common Stock on December 31, 1994, and the reinvestment of all dividends.


                            [STOCK PEFORMANCE GRAPH]


                        LANDAMERICA FINANCIAL GROUP, INC.
                     CUMULATIVE TOTAL RETURN TO SHAREHOLDERS
----------------- -------------------- ------------------- ---------------------
                                                                  NASDAQ
                      LandAmerica         S&P 500 Index       Insurance Index
================= ==================== =================== =====================
    12/31/94             $100                 $100                $100
----------------- -------------------- ------------------- ---------------------
    12/31/95              184                  138                 142
----------------- -------------------- ------------------- ---------------------
    12/31/96              191                  169                 162
----------------- -------------------- ------------------- ---------------------
    12/31/97              309                  226                 237
----------------- -------------------- ------------------- ---------------------
    12/31/98              551                  290                 211
----------------- -------------------- ------------------- ---------------------
    12/31/99              183                  351                 164
================= ==================== =================== =====================

                                  Proposal Two

                                 APPROVAL OF THE
                        LANDAMERICA FINANCIAL GROUP, INC.
                            2000 STOCK INCENTIVE PLAN


         The Board of Directors has adopted unanimously and recommends that the shareholders approve the LandAmerica Financial Group, Inc. 2000 Stock Incentive Plan (the "2000 Plan"). The 2000 Plan will replace the 1991 Stock Incentive Plan (referred to in this section as the "1991 Plan") which, by its terms, expires on October 31, 2000. The Company's experience with stock options has convinced the Board of Directors of the important role of stock options and other stock-based incentives in recruiting and retaining officers, directors and employees with ability and initiative and in encouraging such persons to have a greater financial investment in the Company.

         The complete text of the 2000 Plan is attached to this Proxy Statement as Exhibit A. The following general description of the principal features of the 2000 Plan is qualified in its entirety by reference to Exhibit A.

General Information

         The 2000 Plan would authorize the Compensation Committee of the Board of Directors (the "Committee") to award shares of Common Stock, restricted stock, stock options, stock appreciation rights and phantom stock (collectively, "Stock Incentives") to Directors, officers and employees of the Company and its subsidiaries who are designated by the Committee. No determination has been made as to which of the persons eligible to participate in the 2000 Plan (currently, eight non-employee Directors and 25 officers) will receive awards under the 2000 Plan, and, therefore, the benefits to be allocated to any individual or to various groups of participants are not presently determinable.

         If the shareholders approve the 2000 Plan, the Company will be authorized to issue up to 3,000,000 shares of Common Stock under the 2000 Plan. Shares will be considered to be issued under the 2000 Plan only when the shares are actually issued to a participant. Additionally, any shares tendered or withheld in payment of all or part of the exercise price of a stock option granted under the 2000 Plan or in satisfaction of withholding tax obligations, any shares forfeited or canceled in accordance with the terms of a grant or award under the 2000 Plan or the 1991 Plan and any shares that are not issued under the 2000 Plan or the 1991 Plan because of a payment of cash in lieu of shares will become available for issuance under the 2000 Plan. The 2000 Plan provides that not more than 500,000 shares of Common Stock shall be available for awards of Common Stock, restricted stock and/or phantom stock.

         There are currently 39,888 shares of Common Stock available for Stock Incentives which may be issued under the 1991 Plan prior to its expiration on October 31, 2000; thereafter, any outstanding Stock Incentive under that plan may be exercised in accordance with the terms thereof. Shares that were authorized for such Stock Incentives under the 1991 Plan and not issued or covered by grants or awards under the 1991 Plan as of October 31, 2000, will not be available for issuance under the 2000 Plan.

         The 2000 Plan provides that if there is a stock split, stock dividend or other event that affects the Company's capitalization, appropriate adjustments will be made in the number of shares that may be issued under the plan and in the number of shares and price in all outstanding grants and awards made before such event.

         On March 1, 2000, the closing price for a share of the Company's Common Stock on the New York Stock Exchange was $18.25. On that date, 35,000 shares of restricted Common Stock and 954,817 unexercised non-qualified stock options were covered by outstanding grants and awards under the 1991 Plan.

                     Grants and Awards under the 2000 Plan

         Stock Options. The 2000 Plan will permit the granting of incentive stock options ("ISOs"), which qualify for special tax treatment, and non-qualified stock options. The exercise price for options will not be less than the fair market value of a share of Common Stock on the date of grant. The period in which an option may be exercised will be determined by the Committee on the date of grant, but will not exceed 10 years in the case of an ISO. Payment of the option exercise price may be in cash or, if the award agreement provides, by surrendering previously owned shares of Common Stock or the Company withholding shares of Common Stock upon exercise. The Company may also assist in a "cashless exercise" through a broker with the consent of the Committee.

         Stock Appreciation Rights ("SARs"). SARs may also be granted either independently or in combination with underlying stock options. Each SAR will entitle the holder upon exercise to receive the excess of the fair market value of a share of Common Stock at the time of exercise over the fair market value of a share of Common Stock on the date of grant of the SAR. A limited SAR is exercisable upon a Change of Control and entitles the holder to receive, with respect to each share of Common Stock encompassed by the exercise of such SAR, the higher of (x) the highest sales price of a share of Common Stock as reported on the New York Stock Exchange composite tape during the 60-day period prior to and including the date of the Change of Control, or (y) the highest price per share paid in a Change of Control transaction, except that in the case of an SAR related to an ISO, such price shall be based only on the fair market value of a share of Common Stock on the date the ISO is exercised. At the discretion of the Committee, all or part of the payment in respect of an SAR may be in cash, shares of Common Stock or a combination thereof.

         Common Stock and Restricted Stock. The Committee may also authorize the award of shares of Common Stock and/or restricted Common Stock. The restricted stock would vest and become transferable upon the satisfaction of conditions set forth in the applicable award agreement. Restricted stock awards may be subject to forfeiture if, for example, the recipient's employment terminates before the award vests. During the period of restriction, holders of restricted stock will have voting rights and the right to receive dividends on their shares.

         Phantom Stock. The Committee may also award shares of phantom stock by means of a bookkeeping entry by which an account is credited (but not funded) as though shares of Common Stock had been transferred to such account. The award may entitle the recipient to receive, upon satisfaction of such terms and conditions as prescribed by the Committee, cash, shares of Common Stock or a combination of both.

                          Change of Control Provisions

         The 2000 Plan provides that in the event of a "Change of Control" (as defined in the plan), unless otherwise provided by the Committee in a grant or award agreement, all outstanding stock options, SARs and phantom stock will become fully exercisable and the restrictions applicable to outstanding restricted stock will lapse. The Committee may also provide that under such circumstances holders of restricted stock may elect to receive, in exchange for shares that were restricted stock, a cash payment equal to the fair market value of the shares surrendered.

                        Federal Income Tax Consequences

         Non-Qualified Stock Options. Non-qualified stock options granted under the 2000 Plan are not taxable to an optionee at grant but result in taxation at exercise, at which time the individual will recognize ordinary income in an amount equal to the difference between the option exercise price and the fair market value of the Common Stock on the exercise date. The Company will be entitled to deduct a corresponding amount as a business expense in the year the optionee recognizes this income.

         Incentive Stock Options. An employee will generally not recognize income on receipt or exercise of an ISO so long as he or she has been an employee of the Company or its subsidiaries from the date the option was granted until three months before the date of exercise; however, the amount by which the fair market value of the Common Stock at the time of exercise exceeds the option price is a required adjustment for purposes of the alternative minimum tax applicable to the employee. If the employee holds the Common Stock received upon exercise of the option for one year after exercise (and for two years from the date of grant of the option), any difference between the amount realized upon the disposition of the stock and the amount paid for the stock will be treated as long-term capital gain (or loss, if applicable) to the employee. If the employee exercises an ISO and satisfies these holding period requirements, the Company may not deduct any amount in connection with the ISO.

         In contrast, if an employee exercises an ISO but does not satisfy the holding period requirements with respect to the Common Stock acquired on exercise, the employee generally will recognize ordinary income in the year of the disposition equal to the excess, if any, of the fair market value of the Common Stock on the date of exercise over the option price; and any excess of the amount realized on the disposition over the fair market value on the date of exercise will be taxed as long-or short-term capital gain (as applicable). If, however, the fair market value of the Common Stock on the date of disposition is less than on the date of exercise, the employee will recognize ordinary income equal only to the difference between the amount realized on disposition and the option price. In either event, the Company will be entitled to deduct an amount equal to the amount constituting ordinary income to the employee in the year of the premature disposition.

         Stock Appreciation Rights. There are no immediate federal income tax consequences to an employee when an SAR is granted. Instead, the employee realizes ordinary income upon exercise of an SAR in an amount equal to the cash and/or the fair market value (on the date of exercise) of the shares of Common Stock received. The Company will be entitled to deduct the same amount as a business expense at the time.

         Restricted Stock. The federal income tax consequences of restricted stock awards depend on the restrictions imposed on the stock. Generally, the fair market value of the stock received will not be includable in the participant's gross income until such time as the stock is no longer subject to a substantial risk of forfeiture or becomes transferable. The employee may, however, make a tax election to include the value of the stock in gross income in the year of receipt despite such restrictions. Generally, the Company will be entitled to deduct the fair market value of the stock transferred to the employee as a business expense in the year the employee includes the compensation in income.

         Phantom Stock. A participant generally will not recognize taxable income upon the award of shares of phantom stock. The participant, however, will recognize ordinary income when the participant receives payment of cash and/or shares of Common Stock for the phantom stock. The amount included in the participant's income will equal the amount of cash and the fair market value of the shares of Common Stock received. The Company generally will be entitled to a corresponding tax deduction at the time the participant recognizes ordinary income with respect to phantom stock.

         Common Stock/Cash Payments. The fair market value of any shares of Common Stock awarded to a participant and any cash payments a participant receives in connection with other Stock Incentives or as dividends on restricted stock are taxable as ordinary income in the year received or made available to the participant without substantial limitations or restrictions. Generally, the Company will be entitled to deduct the amount (other than dividends) that the participant includes as income as a business expense in the year the participant recognizes such income.

         Section 162(m) of the Internal Revenue Code places a $1 million annual limit on the deductible compensation of certain executives of publicly traded corporations. The limit, however, does not apply to "qualified performance-based compensation." The Company believes that grants of options and SARs under the 2000 Plan will qualify for the performance-based compensation exception to the deductibility limit, assuming that the 2000 Plan is approved by the shareholders.

         State tax consequences may in some cases differ from those described above. Grants and awards under the 2000 Plan may in some instances be made to employees who are subject to tax in jurisdictions other than the United States and may result in tax consequences differing from those described above.

                               Other Information

         Upon approval by the Company's shareholders, the 2000 Plan will be effective as of February 23, 2000, and will expire on May 31, 2010, unless terminated earlier by the Board of Directors. Grants and awards issued before the 2000 Plan expires or is terminated may extend beyond the expiration or termination date. The Board of Directors may amend the 2000 Plan at any time, provided that no such amendment will be made without shareholder approval if such approval is required under any applicable law, rule or regulation. Except for adjustments that result from events that affect the Company's capitalization, the 2000 Plan prohibits any repricing of options without shareholder approval. In any calendar year, no individual may receive Stock Incentives under the 2000 Plan that cover more than 200,000 shares of the Company's Common Stock.

                                 Vote Required

         In order for it to be adopted, the proposed 2000 Plan must be approved by the holders of a majority of the shares of Common Stock present or represented by properly executed and delivered proxies at the Annual Meeting. Abstentions and Broker Shares voted as to any matter at the Annual Meeting will be included in determining the number of shares present or represented at the Annual Meeting. Broker Shares that are not voted on any matter at the Annual Meeting will not be included in determining the number of shares present or represented at the Annual Meeting.

         The Board of Directors recommends that the shareholders vote in favor of Proposal Two.


                  APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         Upon the recommendation of the Audit Committee, the Board of Directors has appointed Ernst & Young LLP as independent public accountants to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2000. Representatives of Ernst & Young LLP will be present at the Annual Meeting, will be available to respond to appropriate questions and may make a statement if they so desire.

                        PROPOSALS FOR 2001 ANNUAL MEETING

         Under the regulations of the Commission, any shareholder desiring to make a proposal to be acted upon at the 2001 Annual Meeting of Shareholders must cause such proposal to be delivered, in proper form, to the Secretary of the Company, whose address is 101 Gateway Centre Parkway, Gateway One, Richmond, Virginia 23235-5153, no later than December 7, 2000, in order for the proposal to be considered for inclusion in the Company's Proxy Statement and form of proxy for that meeting. The Company anticipates holding the 2001 Annual Meeting of Shareholders on May 15, 2001.

         The Company's Bylaws also prescribe the procedure that a shareholder must follow to nominate Directors or to bring other business before shareholders' meetings. For a shareholder to nominate a candidate for Director or to bring other business before a meeting, notice must be received by the Secretary of the Company not less than 60 days and not more than 90 days prior to the date of the meeting. Based on an anticipated date of May 15, 2001 for the 2001 Annual Meeting of Shareholders, the Company must receive such notice no later than March 16, 2001 and no earlier than February 14, 2001. Notice of a nomination for Director must describe various matters regarding the nominee and the shareholder giving the notice. Notice of other business to be brought before the meeting must include a description of the proposed business, the reasons therefor, and other specified matters. Any shareholder may obtain a copy of the Company's Bylaws, without charge, upon written request to the Secretary of the Company.

                                  OTHER MATTERS

         THE COMPANY'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999, INCLUDING FINANCIAL STATEMENTS, IS BEING MAILED TO SHAREHOLDERS WITH THIS PROXY STATEMENT. A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR 1999 FILED WITH THE COMMISSION, EXCLUDING EXHIBITS, MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO THE SECRETARY OF THE COMPANY, WHOSE ADDRESS IS 101 GATEWAY CENTRE PARKWAY, GATEWAY ONE, RICHMOND, VIRGINIA 23235-5153 OR BY VISITING THE COMPANY'S WEBSITE AT WWW.LANDAM.COM.

                                                                       EXHIBIT A

                        LANDAMERICA FINANCIAL GROUP, INC.
                            2000 STOCK INCENTIVE PLAN

                                    Article I

                                   DEFINITIONS

         For purposes of this Plan, the following terms shall have the following meanings:

         1.01 Agreement means a written agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms and conditions of a Grant or an Award issued to such Participant.

         1.02 Award means an award of Common Stock, Restricted Stock and/or Phantom Stock.

         1.03     Board means the Board of Directors of the Company.

         1.04     Change of Control means:

                  (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (a) the then outstanding shares of Common Stock of the Company (the "Outstanding Company Common Stock") or (b) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change of Control: (a) any acquisition directly from the Company; (b) any acquisition by the Company; (c) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; or (d) any acquisition by any corporation pursuant to a transaction which complies with clauses (a), (b) and (c) of subsection (iii) of this Section 1.04; or

                  (ii) Individuals who, as of the Effective Date, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

                  (iii) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (a) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more Subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (b) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (c) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

                  (iv) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

         Notwithstanding  the foregoing,  for purposes of subsection (i) of this
Section 1.04, a Change of Control shall not be deemed to have taken place if, as a result of an acquisition by the Company which reduces the Outstanding Company Common Stock or the Outstanding Company Voting Securities, the beneficial ownership of a Person increases to 20% or more of the Outstanding Company Common Stock or the Outstanding Company Voting Securities; provided, however, that if a Person shall become the beneficial owner of 20% or more of the Outstanding Company Common Stock or the Outstanding Company Voting Securities by reason of share purchases by the Company and, after such share purchases by the Company, such Person becomes the beneficial owner of any additional shares of the Outstanding Company Common Stock or the Outstanding Company Voting Stock, for purposes of subsection (i) of this Section 1.04, a Change of Control shall be deemed to have taken place.

         1.05 Change of Control Date is the date on which an event described in (i) through (iv) of Section 1.04 occurs.

         1.06 Code means the Internal Revenue Code of 1986, as amended from time to time. References to the Code shall include the valid and binding governmental regulations, court decisions and other regulatory and judicial authority issued or rendered thereunder.

         1.07 Commission means the Securities and Exchange Commission or any successor agency.

         1.08     Committee means the Compensation Committee of the Board.

         1.09     Common Stock means the Common Stock of the Company.

         1.10     Company means LandAmerica Financial Group, Inc.

         1.11 Effective Date means the date on which this Plan is approved by the shareholders of the Company.

         1.12 Exchange Act means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

         1.13 Fair Market Value means, on any given date, the closing price of a share of Common Stock as reported on the New York Stock Exchange composite tape on such day or, if the Common Stock was not traded on the New York Stock Exchange on such day, then on the next preceding day that the Common Stock was traded on such exchange, all as reported by such source as the Committee may select.

         1.14     Grant means the grant of an Option and/or an SAR.

         1.15 Incentive Stock Option means an Option which qualifies and is intended to qualify as an "incentive stock option" under Section 422 of the Code.

         1.16 Initial Value means, with respect to an SAR, the Fair Market Value of one share of Common Stock on the date of grant, as set forth in an Agreement.

         1.17 Non-Qualified Stock Option means an Option other than an Incentive Stock Option.

         1.18 Option means a stock option that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the price and on the conditions set forth in an Agreement.

         1.19 Option Price means the price per share for Common Stock purchased on the exercise of an Option as provided in Article VI.

         1.20 Participant means an officer, director or employee of the Company or of a Subsidiary who satisfies the requirements of Article IV and is selected by the Committee to receive a Grant or an Award.

         1.21 Phantom Stock means a bookkeeping entry on behalf of a Participant by which his account is credited (but not funded) as though Common Stock had been transferred to such account.

         1.22 Plan means the LandAmerica Financial Group, Inc. 2000 Stock Incentive Plan, as amended from time to time.

         1.23 Prior Plan means the LandAmerica Financial Group, Inc. 1991 Stock Incentive Plan, as amended.

         1.24 Restricted Stock means shares of Common Stock awarded to a Participant under Article IX and designated as Restricted Stock. Shares of Common Stock shall cease to be Restricted Stock when, in accordance with the terms of the applicable Agreement, they become transferable and free of substantial risk of forfeiture.

         1.25 Rule 16b-3 means Rule 16b-3, as promulgated by the Commission under Section 16(b) of the Exchange Act, as amended from time to time, or any successor rule.

         1.26 SAR means a stock appreciation right granted pursuant to this Plan that entitles the holder to receive, with respect to each share of Common Stock encompassed by the exercise of such SAR, the excess of the Fair Market Value at the time of exercise over the Initial Value of the SAR; provided, that any limited stock appreciation right granted by the Committee and exercisable upon a Change of Control shall entitle the holder to receive, with respect to each share of Common Stock encompassed by the exercise of such SAR, the higher of (x) the highest sales price of a share of Common Stock as reported on the New York Stock Exchange composite tape during the 60-day period prior to and including the Change of Control Date, or (y) the highest price per share paid in a Change of Control transaction, except that in the case of SARs related to Incentive Stock Options, such price shall be based only on the Fair Market Value of the Common Stock on the date that the Incentive Stock Option is exercised.

         1.27 Securities Broker means the registered securities broker acceptable to the Company who agrees to effect the cashless exercise of an Option pursuant to Section 8.05 hereof.

         1.28     Subsidiary   means,   with  respect  to  any  corporation,   a
"subsidiary corporation" of that corporation within the meaning of Code Section 424(f).

                                   Article II

                                    PURPOSES

         The Plan is intended to assist the Company in recruiting and retaining officers, directors and key employees with ability and initiative by enabling such persons who contribute significantly to the Company or a Subsidiary to participate in its future success and to associate their interests with those of the Company and its shareholders. The Plan is intended to permit the award of Common Stock, Restricted Stock, and Phantom Stock, and the issuance of Options qualifying as Incentive Stock Options or Non-Qualified Stock Options as designated by the Committee at time of grant, and SARs. No Option that is intended to be an Incentive Stock Option however, shall be invalid for failure to qualify as an Incentive Stock Option under Section 422 of the Code but shall be treated as a Non-Qualified Stock Option.

                                   Article III

                                 ADMINISTRATION

         The Plan shall be administered by the Committee. The Committee shall have authority to issue Grants and Awards upon such terms (not inconsistent with the provisions of this Plan) as the Committee may consider appropriate. The terms of such Grants and Awards may include conditions (in addition to those contained in this Plan) on (i) the exercisability of all or any part of an Option or SAR and (ii) the transferability or forfeitability of Restricted Stock or Phantom Stock. In addition, the Committee shall have complete authority to interpret all provisions of this Plan; to prescribe the form of Agreements; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of this Plan. To fulfill the purposes of the Plan without amending the Plan, the Committee may also modify any Grants or Awards issued to Participants who are nonresident aliens or employed outside of the United States to recognize differences in local law, tax policy or custom.

         The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. Any decision made, or action taken, by the Committee or in connection with the administration of this Plan shall be final and conclusive. All expenses of administering this Plan shall be borne by the Company.

                                   Article IV

                                   ELIGIBILITY

         4.01 General. Any officer, director or employee of the Company or of any Subsidiary (including any corporation that becomes a Subsidiary of the Company after the adoption of this Plan) may receive one or more Awards or Grants, or any combination or type thereof. Employee and non-employee directors of the Company are eligible to participate in this Plan.

         4.02 Grants and Awards. The Committee will designate the individuals to whom Grants and/or Awards are to be made and will specify the number of shares of Common Stock subject to each such Grant or Award. An Option may be granted alone or in addition to other Grants and/or Awards under the Plan. The Committee shall have the authority to grant Incentive Stock Options, Non-Qualified Stock Options or both types of Options (in each case with or without a related SAR) to any Participant; provided, however, that Incentive Stock Options may be granted only to employees of the Company and its Subsidiaries. An SAR may be granted with or without a related Option. All Grants or Awards under this Plan shall be evidenced by Agreements which shall be subject to applicable provisions of this Plan and to such other provisions as the Committee may determine. No Participant may be granted Options that are Incentive Stock Options, or related SARs (under all plans of the Company and its Subsidiaries which provide for the grant of Incentive Stock Options) which are first exercisable in any calendar year for Common Stock having an aggregate Fair Market Value (determined as of the date an Option is granted) exceeding $100,000 or such other amount as shall be specified in Code Section 422 and the rules and regulations thereunder from time to time. No Participant may receive Grants or Awards under the Plan with respect to more than 200,000 shares of Common Stock during any one calendar year.

         4.03 Designation of Option as an Incentive Stock Option or Non-Qualified Stock Option. The Committee will designate at the time an Option is granted whether the Option is to be treated as an Incentive Stock Option or a Non-Qualified Stock Option. In the absence, however, of any such designation, such Option shall be treated as a Non-Qualified Stock Option.

         4.04 Qualification of Incentive Stock Option under Section 422 of the Code. Anything in this Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Participant so affected, to disqualify any Incentive Stock Option under such Section 422. No Option that is intended to be an Incentive Stock Option however, shall be invalid for failure to qualify as an Incentive
Stock Option under Section 422 of the Code but shall be treated as a Non-Qualified Stock Option.

                                    Article V

                              STOCK SUBJECT TO PLAN

         5.01 Maximum Number of Shares to be Awarded. Subject to the adjustment provisions of Article XI and the provisions of (i) and (ii) of this
Article V, up to 3,000,000 shares of Common Stock may be issued under the Plan. In addition to such authorization, the following shares of Common Stock may be issued under the Plan:

                  (i) Shares of Common Stock that are forfeited under this Plan or the Prior Plan, and shares of Common Stock that are not issued under this Plan or the Prior Plan because of (x) a payment of cash in lieu of shares of Common Stock, (y) the cancellation, termination or expiration of Grants and Awards, and/or (z) other similar events under this Plan or the Prior Plan, shall be available for issuance under this Plan; and

                  (ii) If a Participant tenders, or has withheld, shares of Common Stock in payment of all or part of the Option Price under an Option granted under this Plan or the Prior Plan, or in satisfaction of withholding tax obligations thereunder, the shares of Common Stock so tendered by the Participant or so withheld shall become available for issuance under this Plan.

         Notwithstanding (i) above, any shares of Common Stock that are authorized to be issued under the Prior Plan but that are not issued or covered by Grants or Awards under the Prior Plan, shall not be available for issuance under this Plan.

         Subject to the adjustment provisions of Article XI, not more than 500,000 shares of Common Stock shall be issued under Awards of Common Stock, Restricted Stock and/or Phantom Stock.

         Subject to the foregoing provisions of this Article V, if a Grant or an Award may be paid only in shares of Common Stock, or in either cash or shares of Common Stock, the shares of Common Stock shall be deemed to be issued hereunder only when and to the extent that payment is actually made in shares of Common Stock. However, the Committee may authorize a cash payment under a Grant or an Award in lieu of shares of Common Stock if there are insufficient shares of Common Stock available for issuance under the Plan.

         5.02     Independent   SARs.  Upon  the  exercise  of  an  SAR  granted
independently of an Option, the Company may deliver to the Participant authorized but previously unissued Common Stock, cash, or a combination thereof as provided in Section 8.03. The maximum aggregate number of shares of Common Stock that may be issued pursuant to SARs that are granted independently of Options is subject to the provisions of Section 5.01 hereof.

                                   Article VI

                                  OPTION PRICE

         The price per share for Common Stock purchased on the exercise of an Option shall be fixed by the Committee on the date of grant; provided, however, that the price per share shall not be less than the Fair Market Value on such date.

                                   Article VII

                               EXERCISE OF OPTIONS

         7.01 Maximum Option or SAR Period. The period in which an Option or SAR may be exercised shall be determined by the Committee on the date of grant; provided, however, that an Incentive Stock Option shall not be exercisable after the expiration of 10 years (or 5 years in the case of an Incentive Stock Option granted to a 10% shareholder as determined under Section 422 of the Code) from the date the Incentive Stock Option was granted. The date upon which any Option or SAR granted by the Committee becomes exercisable may be accelerated by the Committee in its discretion. Subject to the terms hereof, the term of exercisability for any Option or SAR granted by the Committee may be extended by the Committee and may be made contingent upon the continued employment of the Participant by the Company or Subsidiary.

         7.02 Transferability of Options and SARs. Non-Qualified Stock Options and SARs may be transferable by a Participant and exercisable by a person other than a Participant, but only to the extent specifically provided in an Option or SAR Agreement. Incentive Stock Options, by their terms, shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable, during the Participant's lifetime, only by the Participant. No right or interest of a Participant in any Option or SAR shall be liable for, or subject to, any lien, obligation or liability of such Participant.

         7.03 Employee Status. For purposes of determining the applicability of Section 422 of the Code (relating to Incentive Stock Options), or in the event that the terms of any Grant provide that it may be exercised only during employment or within a specified period of time after termination of employment, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment.

                                  Article VIII

                               METHOD OF EXERCISE

         8.01 Exercise. Subject to the provisions of Articles VII and XII, an Option or SAR may be exercised in whole at any time or in part from time to time at such times and in compliance with the applicable Agreement and such other requirements as the Committee shall determine; provided, however, that an SAR that is related to an Option may be exercised only to the extent that the related Option is exercisable and when the Fair Market Value exceeds the Option Price of the related Option. An Option or SAR granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the Option or SAR could be exercised. Such partial exercise of an Option or SAR shall not affect the right to exercise the Option or SAR from time to time in accordance with this Plan with respect to remaining shares subject to the Option or related SAR. The exercise of an Option shall result in the termination of the SAR to the extent of the number of shares with respect to which the Option is exercised.

         8.02 Payment. Unless otherwise provided by the Agreement, payment of the Option Price shall be made in cash. If the Agreement provides, payment of all or part of the Option Price (and any applicable withholding taxes) may be made by surrendering already owned shares of Common Stock to the Company or by the Company withholding shares of Common Stock from the Participant upon exercise, provided the shares surrendered or withheld have a Fair Market Value (determined as of the day preceding the date of exercise) that is not less than such price or part thereof and any such withholding taxes. In addition, the Committee may establish such payment or other terms as it may deem to be appropriate and consistent with these purposes.

         8.03 Determination of Payment of Cash and/or Common Stock Upon Exercise of SAR. At the Committee's discretion, the amount payable as a result of the exercise of an SAR may be settled in cash, Common Stock, or a combination of cash and Common Stock. No fractional shares shall be delivered upon the exercise of an SAR but a cash payment will be made in lieu thereof.

         8.04 Shareholder Rights. No Participant shall have any rights as a shareholder with respect to shares subject to his Option or SAR until the date he exercises such Option.

         8.05 Cashless Exercise. To the extent permitted under the applicable laws and regulations, at the request of the Participant and with the consent of the Committee, the Company agrees to cooperate in a "cashless exercise" of the Option. The cashless exercise shall be effected by the Participant delivering to the Securities Broker instructions to exercise all or part of the Option, including instructions to sell a sufficient number of shares of Common Stock to cover the costs and expenses associated therewith. The Committee may permit a Participant to elect to pay any applicable withholding taxes by requesting that the Company withhold the number of shares of Common Stock equivalent at current Fair Market Value to the withholding taxes due.

         8.06 Cashing Out of Option. The Committee may elect to cash out all or part of the portion of any Option to be exercised by paying the optionee an amount, in cash or Common Stock, equal to the excess of the Fair Market Value of the Common Stock that is the subject of the portion of the Option to be exercised over the Option Price times the number of shares of Common Stock subject to the portion of the Option to be exercised on the effective date of such cash out.

                                   Article IX

                        COMMON STOCK AND RESTRICTED STOCK

         9.01 Award. In accordance with the provisions of Article IV, the Committee will designate the individuals to whom an Award of Common Stock and/or Restricted Stock is to be made and will specify the number of shares of Common Stock covered by such Award or Awards.

         9.02 Vesting. In the case of Restricted Stock, on the date of the Award, the Committee may prescribe that the Participant's rights in the Restricted Stock shall be forfeitable or otherwise restricted in any manner in the discretion of the Committee for such period of time as is set forth in the Agreement. Subject to the provisions of Article XII hereof, the Committee may award Common Stock to a Participant which is not forfeitable and is free of any restrictions on transferability.

         9.03 Shareholder Rights. Prior to their forfeiture in accordance with the terms of the Agreement and while the shares are Restricted Stock, a Participant will have all rights of a shareholder with respect to Restricted Stock, including the right to receive dividends and vote the shares; provided, however, that (i) a Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of Restricted Stock, (ii) the Company shall retain custody of the certificates evidencing shares of Restricted Stock, and
(iii) the Participant will deliver to the Company a stock power, endorsed in blank, with respect to each award of Restricted Stock.

                                    Article X

                                  PHANTOM STOCK

         10.01 Award. Pursuant to this Plan or an Agreement establishing additional terms and conditions, the Committee may designate employees to whom Awards of Phantom Stock may be made and will specify the number of shares of Common Stock covered by the Award.

         10.02 Vesting. On the date of the Award, the Committee may prescribe that the Participant's right to receive payment for Phantom Stock shall be forfeitable or otherwise restricted in any manner in the discretion of the Committee for such period of time set forth in the Agreement.

         10.03 Shareholder Rights. A Participant for whom Phantom Stock has been credited generally shall have none of the rights of a shareholder with respect to such Phantom Stock. However, a plan or Agreement for the use of Phantom Stock may provide for the crediting of a Participant's Phantom Stock account with cash or stock dividends declared with respect to Common Stock represented by such Phantom Stock.

         10.04 Payment. At the Committee's discretion, the amount payable to a Participant for

Phantom Stock credited to his account shall be made in cash, Common Stock or a combination of cash and Common Stock.

         10.05 Transferability of Phantom Stock. Phantom Stock may be transferable by a Participant, but only to the extent specifically provided in the Agreement. No right or interest of a Participant in any Phantom Stock shall be liable for, or subject to, any lien, obligation or liability of such Participant.

                                   Article XI

                     ADJUSTMENT UPON CHANGE IN COMMON STOCK

         Should the Company effect one or more (x) stock dividends, stock split-ups, subdivisions or consolidations of shares or other similar changes in capitalization; (y) spin-offs, spin-outs, split-ups, split-offs, or other such distribution of assets to shareholders; or (z) direct or indirect assumptions and/or conversions of outstanding Options due to an acquisition of the Company, then the maximum number of shares as to which Grants and Awards may be issued under this Plan shall be proportionately adjusted and their terms shall be adjusted as the Committee shall determine to be equitably required, provided that the number of shares subject to any Grant or Award shall always be a whole number. Any determination made under this Article XI by the Committee shall be final and conclusive.

         The issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to any Grant or Award.

                                   Article XII

              COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES

         No Grant shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements) and the rules of all domestic stock exchanges on which the Company's shares may be listed. The Company may rely on an opinion of its counsel as to such compliance. Any share certificate issued to evidence Common Stock for which a Grant is exercised or an Award is issued may bear such legends and statements as the Committee may deem advisable to assure compliance with federal and state laws and regulations. No Grant shall be exercisable, no Common Stock shall be issued, no certificate for shares shall be delivered, and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Committee may deem advisable from regulatory bodies having jurisdiction over such matters.

                                  Article XIII

                               GENERAL PROVISIONS

         13.01 Effect on Employment. Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof) shall confer upon any employee any right to continue in the employ of the Company or a Subsidiary or in any way affect any right and power of the Company or a Subsidiary to terminate the employment of any employee at any time with or without assigning a reason therefor.

         13.02 Unfunded Plan. The Plan, insofar as it provides for a Grant or an Award of Phantom Stock, is not required to be funded, and the Company shall not be required to segregate any assets that may at any time be represented by a Grant or an Award of Phantom Stock under this Plan.

         13.03 Change of Control. Notwithstanding any other provision of the Plan to the contrary, in the event of a Change of Control:

                  (i) Unless otherwise provided by the Committee in an Agreement, any outstanding Option, SAR (including any limited SAR) or Phantom Stock which is not presently exercisable and vested as of a Change of Control Date shall become fully exercisable and vested to the full extent of the original Grant upon such Change of Control Date.

                  (ii) Unless otherwise provided by the Committee in an Agreement, the restrictions applicable to any outstanding Restricted Stock shall lapse, and such Restricted Stock shall become free of all restrictions and become fully vested, nonforfeitable and transferable to the full extent of the original Award. The Committee may also provide in an Agreement that a Participant may elect, by written notice to the Company within 60 days after a Change of Control Date, to receive, in exchange for shares that were Restricted Stock immediately before the Change of Control Date, a cash payment equal to the Fair Market Value of the shares surrendered on the last business day the Common Stock is traded on the New York Stock Exchange prior to receipt by the Company of such written notice.

                  (iii) The Committee may, in its complete discretion, cause the acceleration or release of any and all restrictions or conditions related to a Grant or Award, in such manner, in the case of officers and directors of the Company who are subject to Section 16(b) of the Exchange Act, as to conform to the provisions of Rule 16b-3.

         13.04 Rules of Construction. Headings are given to the articles and sections of this Plan solely for ease of reference and are not to be considered in construing the terms and conditions of the Plan. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

         13.05 Rule 16b-3 Requirements. Notwithstanding any other provisions of the Plan, the Committee may impose such conditions on any Grant or Award, and the Board may amend the Plan in any such respects, as they may determine, on the advice of counsel, are necessary or desirable to satisfy the provisions of Rule 16b-3. Any provision of the Plan to the contrary notwithstanding, and except to the extent that the Committee determines otherwise: (a) transactions by and with respect to officers and directors of the Company who are subject to
Section 16(b) of the Exchange Act shall comply with any applicable conditions of Rule 16b-3; and (b) every provision of the Plan shall be administered, interpreted and construed to carry out the foregoing provisions of this sentence.

         13.06 Amendment, Modification and Termination. At any time and from time to time, the Board may terminate, amend or modify the Plan. Such amendment or modification may be without shareholder approval except to the extent that such approval is required by the Code, pursuant to the rules under Section 16 of the Exchange Act, by any national securities exchange or system on which the Common Stock is then listed or reported, by any regulatory body having jurisdiction with respect thereto or under any other applicable laws, rules, or regulations. No termination, amendment, or modification of the Plan, other than pursuant to Section 13.05 herein, shall in any manner adversely affect any Grant or Award theretofore issued under the Plan, without the written consent of the Participant. The Committee may amend the terms of any Grant or Award theretofore issued under this Plan, prospectively or retrospectively, but no such amendment shall impair the rights of any Participant without the Participant's written consent except an amendment provided for or contemplated in the terms of the Grant or Award, an amendment made to cause the Plan, or Grant or Award, to qualify for the exemption provided by Rule 16b-3, or an amendment to make an adjustment under Article XI. Except as provided in Article XI, the Option Price of any outstanding Option may not be adjusted or amended, whether through amendment, cancellation or replacement, unless such adjustment or amendment is approved by the shareholders of the Company.

         13.07 Governing Law. The validity, construction and effect of the Plan and any actions taken or related to the Plan shall be determined in accordance with the laws of the Commonwealth of Virginia and applicable federal law.

         13.08 Successors and Assigns. All obligations of the Company under the Plan, with respect to Grants and Awards issued hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company. The Plan shall be binding on all successors and permitted assigns of a Participant, including, but not limited to, the estate of such Participant and the executor, administrator or trustee of such estate, and the guardians or legal representative of the Participant.

         13.09 Effect on Prior Plan and Other Compensation Arrangements. The adoption of this Plan shall have no effect on Grants and Awards made pursuant to the Prior Plan and the Company's other compensation arrangements. Nothing contained in this Plan shall prevent the Company from adopting other or additional compensation plans or arrangements for its officers, directors or employees.

         13.10 Duration of Plan. No Grant or Award may be made under this Plan after May 31, 2010.

         13.11 Effective Date. Options may be granted under this Plan, upon its adoption by the Board, provided that no Option will be effective unless and until this Plan is approved by the holders of a majority of the shares of the Company's outstanding voting stock present in person, or represented by proxy, and entitled to vote at a duly held meeting of the shareholders. No Option granted prior to the Effective Date may be exercised before the requisite shareholder approval is obtained.

                  [FORM OF PROXY CARD AND VOTING INSTRUCTIONS]

                        LANDAMERICA FINANCIAL GROUP, INC.

April 6, 2000

Dear Shareholder:

Please take note of the important information enclosed with this Proxy. There are issues related to the management and operation of the Company that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares. You may vote by mail, by telephone or over the Internet.

If you would like to vote by mail, please mark the boxes on the proxy card to indicate how your shares shall be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

If you would like to vote by telephone or over the Internet, please follow the steps set forth on the proxy card.

Your vote must be received prior to the Annual Meeting of Shareholders, May 16, 2000.

Thank you in advance for your prompt consideration of these matters.

Sincerely,



Charles H. Foster, Jr.
Chairman and Chief Executive Officer

                        LANDAMERICA FINANCIAL GROUP, INC.

           This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints John M. Carter, Russell W. Jordan, III and G. William Evans, and each or any of them, proxies for the undersigned, with power of substitution, to vote all the shares of Common Stock of LandAmerica Financial Group, Inc. held of record by the undersigned on April 3, 2000, at the Annual Meeting of Shareholders to be held at 10:00 a.m. May 16, 2000, and at any adjournments thereof, upon the matters listed on the reverse side, as more fully set forth in the Proxy Statement, and for the transaction of such other business as may properly come before the Meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES AND FOR PROPOSAL 2.

----------------------------------------------------------------------------------------------------------------
            PLEASE VOTE, DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
----------------------------------------------------------------------------------------------------------------

Please sign exactly as your name(s) appear(s) on this Proxy. Attorneys-in-fact, executors, trustees, guardians, corporate officers, etc. should give full title.

----------------------------------------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?

-------------------------------             --------------------------------

-------------------------------             --------------------------------

-------------------------------             --------------------------------


             (continued, and to be DATED and SIGNED on reverse side)

|X|      PLEASE MARK VOTES
         AS IN THIS EXAMPLE
-----------------------------------------------------

LANDAMERICA FINANCIAL GROUP, INC.                     1.   Election of Directors.              For All                For All
                                                                                              Nominees     Withhold    Except
-----------------------------------------------------
                                                              (01) Janet A. Alpert                _           _          _
                    COMMON STOCK                              (02) Michael Dinkins               |_|         |_|        |_|
                                                                (03) James Ermer
                                                            (04) Lowell C. Freiberg
                                                              (05) John P. McCann
                                                           (06) Julious P. Smith, Jr.
                                                            (07) Howard E. Steinberg

CONTROL NUMBER:                                             INSTRUCTION:  To withhold authority to vote for any individual
RECORD DATE SHARES:                                         nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s).  Your shares will be voted "For"
                                                            the remaining nominee(s).


                                                      2.    Proposal to approve the     For       Against    Abstain
                                                            LandAmerica Financial        _           _          _
                                                            Group, Inc. 2000 Stock      |_|         |_|        |_|
                                                            Incentive Plan.

                                       --------------                                                            _
Please be sure to sign and date this    Date          Mark box at right if an address change or comment has     |_|
Proxy.                                                been noted on the reverse side of this card.
-----------------------------------------------------


Shareholder sign here        Co-owner sign here
-----------------------------------------------------

DETACH CARD                                                                                             DETACH CARD

VOTE BY TELEPHONE                                                VOTE BY INTERNET
-----------------                                                ----------------

It's fast, convenient, and immediate!                            It's fast, convenient, and your vote is immediately
Call Toll-Free on a Touch-Tone Phone.                            confirmed and posted.

Follow these four easy steps:                                    Follow these four easy steps:

   1.  Read the accompanying Proxy Statement and Proxy Card.        1.  Read the accompanying Proxy Statement and Proxy Card.

   2.  Call the toll-free number                                    2.  Go to the Website
       1-877-PRX-VOTE (1-877-779-8683).                                 http://www.eproxyvote.com/lfg
       There is NO CHARGE for this call.
                                                                    3.  Enter your Control Number located on your Proxy Card.
   3.  Enter your Control Number located on your Proxy Card.
                                                                    4.  Follow the instructions provided.
   4.  Follow the recorded instructions.
                                                                        Your vote is important!
       Your vote is important!                                          Go to http://www.eproxyvote.com/lfg anytime!
       Call 1-877-PRX-VOTE anytime!

                          Do not return your Proxy Card if you are voting by Telephone or Internet.

                        LANDAMERICA FINANCIAL GROUP, INC.

April 6, 2000

Dear Participant:

Please take note of the important information enclosed with this Voting Instruction. There are issues related to the management and operation of the Company that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares. You may vote by mail, by telephone or over the Internet.

If you would like to vote by mail, please mark the boxes on the Voting Instruction to indicate how your shares will be voted. Then sign the Voting Instruction, detach it and return it in the enclosed postage paid envelope.

If you would like to vote by telephone or over the Internet, please follow the steps set forth on the Voting Instruction.

Your vote must be received prior to the Annual Meeting of Shareholders, May 16, 2000.

Thank you in advance for your prompt consideration of these matters.

Sincerely,


Charles H. Foster, Jr.
Chairman and Chief Executive Officer

                        LANDAMERICA FINANCIAL GROUP, INC.

                  TO TRUSTEE, LANDAMERICA FINANCIAL GROUP, INC.
                        SAVINGS AND STOCK OWNERSHIP PLAN

   This Voting Instruction is Solicited on Behalf of the Board of Directors of
                        LandAmerica Financial Group, Inc.

Pursuant to Section 10.4 of the LandAmerica Financial Group, Inc. Savings and Stock Ownership Plan, you are directed to vote, in person or by proxy, the whole shares of Common Stock of LandAmerica Financial Group, Inc. credited to the undersigned Participant's Account as of April 3, 2000, at the Annual Meeting of Shareholders of LandAmerica Financial Group, Inc., to be held at 10:00 a.m. on May 16, 2000, and at any adjournments thereof, upon the matters listed on the reverse side, as more fully set forth in the Proxy Statement, and for the transaction of such other business as may properly come before the Meeting.

THIS VOTING INSTRUCTION WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE BY THE UNDERSIGNED PARTICIPANT. IF NO DIRECTION IS MADE, OR IF A VOTING INSTRUCTION IS NOT PROPERLY EXECUTED AND RECEIVED BY THE TRUSTEE, THE SHARES OF LANDAMERICA FINANCIAL GROUP, INC. COMMON STOCK CREDITED TO YOUR PARTICIPANT'S ACCOUNT WILL BE VOTED IN THE SAME PROPORTION AS THOSE SHARES OF LANDAMERICA FINANCIAL GROUP, INC. COMMON STOCK FOR WHICH THE TRUSTEE HAS RECEIVED PROPER VOTING INSTRUCTIONS WITH RESPECT TO PROPOSALS 1 AND 2.

------------------------------------------------------------------------------------------
 PLEASE VOTE, DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
------------------------------------------------------------------------------------------
           Please sign exactly as your name appears on this Voting Instruction.
------------------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?

-------------------------------             --------------------------------

-------------------------------             --------------------------------

-------------------------------             --------------------------------

             (continued, and to be DATED and SIGNED on reverse side)

|X|      PLEASE MARK VOTES
         AS IN THIS EXAMPLE
-----------------------------------------------------

LANDAMERICA FINANCIAL GROUP, INC.                     1.   Election of Directors.              For All                For All
                                                                                              Nominees     Withhold    Except
-----------------------------------------------------
                                                              (01) Janet A. Alpert                _           _          _
         LANDAMERICA FINANCIAL GROUP, INC.                    (02) Michael Dinkins               |_|         |_|        |_|
         SAVINGS AND STOCK OWNERSHIP PLAN                       (03) James Ermer
                                                             (04)Lowell C. Freiberg
                                                              (05) John P. McCann
                                                           (06) Julious P. Smith, Jr.
                                                            (07)Howard E. Steinberg

CONTROL NUMBER:                                             INSTRUCTION:  To withhold authority to vote for any individual
RECORD DATE SHARES:                                         nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s).  Your shares will be voted "For"
                                                            the remaining nominee(s).


                                                      2.    Proposal to approve the             For       Against    Abstain
                                                            LandAmerica Financial                _           _          _
                                                            Group, Inc. 2000 Stock              |_|         |_|        |_|
                                                            Incentive Plan.

                                       --------------                                                            _
Please be sure to sign and date this    Date          Mark box at right if an address change or comment has     |_|
Voting Instruction.                                   been noted on the reverse side of this card.
-----------------------------------------------------


Participant sign here
-----------------------------------------------------

DETACH CARD                                                                                             DETACH CARD

VOTE BY TELEPHONE                                                VOTE BY INTERNET
-----------------                                                ----------------

It's fast, convenient, and immediate!                            It's fast, convenient, and your vote is immediately
Call Toll-Free on a Touch-Tone Phone.                            confirmed and posted.

Follow these four easy steps:                                    Follow these four easy steps:

   1.  Read the accompanying Proxy Statement and Voting             1.  Read the accompanying Proxy Statement and Voting
       Instruction.                                                     Instruction.

   2.  Call the toll-free number                                    2.  Go to the Website
       1-877-PRX-VOTE (1-877-779-8683).                                 http://www.eproxyvote.com/lfg
       There is NO CHARGE for this call.
                                                                    3.  Enter your Control Number located on your Voting
   3.  Enter your Control Number located on your Voting                 Instruction.
       Instruction.
                                                                    4.  Follow the instructions provided.
   4.  Follow the recorded instructions.
                                                                        Your vote is important!
       Your vote is important!                                          Go to http://www.eproxyvote.com/lfg anytime!
       Call 1-877-PRX-VOTE anytime!

                  Do not return your Voting Instruction if you are voting by Telephone or Internet.

                        LANDAMERICA FINANCIAL GROUP, INC.

April 6, 2000

Dear Participant:

Please take note of the important information enclosed with this Voting Instruction. There are issues related to the management and operation of the Company that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares. You may vote by mail, by telephone or over the Internet.

If you would like to vote by mail, please mark the boxes on the Voting Instruction to indicate how your shares will be voted. Then sign the Voting Instruction, detach it and return it in the enclosed postage paid envelope.

If you would like to vote by telephone or over the Internet, please follow the steps set forth on the Voting Instruction.

Your vote must be received prior to the Annual Meeting of Shareholders, May 16, 2000.

Thank you in advance for your prompt consideration of these matters.

Sincerely,


Charles H. Foster, Jr.
Chairman and Chief Executive Officer

                        LANDAMERICA FINANCIAL GROUP, INC.


              TO ADMINISTRATOR, LAWYERS TITLE INSURANCE CORPORATION
                            1995 STOCK PURCHASE PLAN

   This Voting Instruction is Solicited on Behalf of the Board of Directors of
                        LandAmerica Financial Group, Inc.

Pursuant to Section 10 of the Lawyers Title Insurance Corporation 1995 Stock Purchase Plan, you are directed to vote, in person or by proxy, the whole shares of Common Stock of LandAmerica Financial Group, Inc. credited to the undersigned Participant's Account as of February 29, 2000, at the Annual Meeting of Shareholders of LandAmerica Financial Group, Inc., to be held at 10:00 a.m. on May 16, 2000, and at any adjournments thereof, upon the matters listed on the reverse side, as more fully set forth in the Proxy Statement, and for the transaction of such other business as may properly come before the Meeting.

THIS VOTING INSTRUCTION, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE BY THE UNDERSIGNED PARTICIPANT. IF NO DIRECTION IS MADE, OR IF A VOTING INSTRUCTION IS NOT PROPERLY EXECUTED AND RECEIVED BY THE ADMINISTRATOR, THE ADMINISTRATOR MAY VOTE THE SHARES AT ITS DISCRETION.

------------------------------------------------------------------------------------------
 PLEASE VOTE, DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
------------------------------------------------------------------------------------------
           Please sign exactly as your name appears on this Voting Instruction.
------------------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?

-------------------------------             --------------------------------

-------------------------------             --------------------------------

-------------------------------             --------------------------------


             (continued, and to be DATED and SIGNED on reverse side)

|X|      PLEASE MARK VOTES
         AS IN THIS EXAMPLE
-----------------------------------------------------

LANDAMERICA FINANCIAL GROUP, INC.                     1.   Election of Directors.              For All                For All
                                                                                              Nominees     Withhold    Except
-----------------------------------------------------
                                                              (01) Janet A. Alpert                _           _          _
                   LAWYERS TITLE                              (02) Michael Dinkins               |_|         |_|        |_|
               INSURANCE CORPORATION                            (03)James Ermer
              1995 STOCK PURCHASE PLAN                       (04)Lowell C. Freiberg
                                                              (05) John P. McCann
                                                           (06) Julious P. Smith, Jr.
                                                            (07) Howard E. Steinberg

CONTROL NUMBER:                                             INSTRUCTION:  To withhold authority to vote for any individual
RECORD DATE SHARES:                                         nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s).  Your shares will be voted "For"
                                                            the remaining nominee(s).


                                                      2.    Proposal to approve the             For       Against    Abstain
                                                            LandAmerica Financial                _           _          _
                                                            Group, Inc. 2000 Stock              |_|         |_|        |_|
                                                            Incentive Plan.
                                       --------------                                                            _
Please be sure to sign and date this    Date          Mark box at right if an address change or comment has     |_|
Voting Instruction.                                   been noted on the reverse side of this card.
-----------------------------------------------------


Participant sign here
-----------------------------------------------------

DETACH CARD                                                                                             DETACH CARD

VOTE BY TELEPHONE                                                VOTE BY INTERNET
-----------------                                                ----------------

It's fast, convenient, and immediate!                            It's fast, convenient, and your vote is immediately
Call Toll-Free on a Touch-Tone Phone.                            confirmed and posted.

Follow these four easy steps:                                    Follow these four easy steps:

   1.  Read the accompanying Proxy Statement and Voting             1.  Read the accompanying Proxy Statement and Voting
       Instruction.                                                     Instruction.

   2.  Call the toll-free number                                    2.  Go to the Website
       1-877-PRX-VOTE (1-877-779-8683).                                 http://www.eproxyvote.com/lfg
       There is NO CHARGE for this call.
                                                                    3.  Enter your Control Number located on your Voting
   3.  Enter your Control Number located on your Voting                 Instruction.
       Instruction.
                                                                    4.  Follow the instructions provided.
   4.  Follow the recorded instructions.
                                                                        Your vote is important!
       Your vote is important!                                          Go to http://www.eproxyvote.com/lfg anytime!
       Call 1-877-PRX-VOTE anytime!

                     Do not return your Voting Instruction if you are voting by Telephone or Internet.

                        LANDAMERICA FINANCIAL GROUP, INC.

April 6, 2000

Dear Participant:

Please take note of the important information enclosed with this Voting Instruction. There are issues related to the management and operation of the Company that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares. You may vote by mail, by telephone or over the Internet.

If you would like to vote by mail, please mark the boxes on the Voting Instruction to indicate how your shares will be voted. Then sign the Voting Instruction, detach it and return it in the enclosed postage paid envelope.

If your would like to vote by telephone or over the Internet, please follow the steps set forth on the Voting Instruction.

Your vote must be received prior to the Annual Meeting of Shareholders, May 16, 2000.

Thank you in advance for your prompt consideration of these matters.

Sincerely,


Charles H. Foster, Jr.
Chairman and Chief Executive Officer

                        LANDAMERICA FINANCIAL GROUP, INC.


            TO TRUSTEE, UNIVERSAL LEAF TOBACCO COMPANY, INCORPORATED
       AND DESIGNATED AFFILIATED COMPANIES EMPLOYEES' STOCK PURCHASE PLAN

   This Voting Instruction is Solicited on Behalf of the Board of Directors of
                        LandAmerica Financial Group, Inc.

Pursuant to Section 13.02 of the Universal Leaf Tobacco Company, Incorporated and Designated Affiliated Companies Employees' Stock Purchase Plan, you are directed to vote, in person or by proxy, the whole shares of Common Stock of LandAmerica Financial Group, Inc. credited to the undersigned Participant's Account as of March 1, 2000, at the Annual Meeting of Shareholders of LandAmerica Financial Group, Inc., to be held at 10:00 a.m. on May 16, 2000, and at any adjournments thereof, upon the matters listed on the reverse side, as more fully set forth in the Proxy Statement, and for the transaction of such other business as may properly come before the Meeting.

THIS VOTING INSTRUCTION, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE BY THE UNDERSIGNED PARTICIPANT. IF NO DIRECTION IS MADE, OR IF A VOTING INSTRUCTION IS NOT PROPERLY EXECUTED AND RECEIVED BY THE TRUSTEE, THE SHARES OF LANDAMERICA FINANCIAL GROUP, INC. COMMON STOCK CREDITED TO YOUR PARTICIPANT'S ACCOUNT WILL BE VOTED IN THE SAME PROPORTION AS THOSE SHARES OF LANDAMERICA FINANCIAL GROUP, INC. COMMON STOCK FOR WHICH THE TRUSTEE HAS RECEIVED PROPER VOTING INSTRUCTIONS WITH RESPECT TO PROPOSALS 1 AND 2.

------------------------------------------------------------------------------------------
 PLEASE VOTE, DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
------------------------------------------------------------------------------------------
           Please sign exactly as your name appears on this Voting Instruction
------------------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?

-------------------------------             --------------------------------

-------------------------------             --------------------------------

-------------------------------             --------------------------------


             (continued, and to be DATED and SIGNED on reverse side)

|X|      PLEASE MARK VOTES
         AS IN THIS EXAMPLE
-----------------------------------------------------

LANDAMERICA FINANCIAL GROUP, INC.                     1.   Election of Directors.              For All                For All
                                                                                              Nominees     Withhold    Except
-----------------------------------------------------
                                                             (01) Janet A. Alpert                 _           _          _
           UNIVERSAL LEAF TOBACCO COMPANY,                   (02) Michael Dinkins                |_|         |_|        |_|
             INCORPORATED AND DESIGNATED                       (03) James Ermer
           AFFILIATED COMPANIES EMPLOYEES'                  (04) Lowell C. Freiberg
                 STOCK PURCHASE PLAN                          (05) John P. McCann
                                                           (06) Julious P. Smith, Jr.
                                                            (07) Howard E. Steinberg

CONTROL NUMBER:                                             INSTRUCTION:  To withhold authority to vote for any individual
RECORD DATE SHARES:                                         nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s).  Your shares will be voted "For"
                                                            the remaining nominee(s).


                                                      2.    Proposal to approve the             For       Against    Abstain
                                                            LandAmerica Financial                _           _          _
                                                            Group, Inc. 2000 Stock              |_|         |_|        |_|
                                                            Incentive Plan.

                                       --------------                                                            _
Please be sure to sign and date this    Date          Mark box at right if an address change or comment has     |_|
Voting Instruction.                                   been noted on the reverse side of this card.
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Participant sign here
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DETACH CARD                                                                                             DETACH CARD

VOTE BY TELEPHONE                                                VOTE BY INTERNET
-----------------                                                ----------------

It's fast, convenient, and immediate!                            It's fast, convenient, and your vote is immediately
Call Toll-Free on a Touch-Tone Phone.                            confirmed and posted.

Follow these four easy steps:                                    Follow these four easy steps:

   1.  Read the accompanying Proxy Statement and Voting             1.  Read the accompanying Proxy Statement and Voting
       Instruction.                                                     Instruction.

   2.  Call the toll-free number                                    2.  Go to the Website
       1-877-PRX-VOTE (1-877-779-8683).                                 http://www.eproxyvote.com/lfg
       There is NO CHARGE for this call.
                                                                    3.  Enter your Control Number located on your Voting
   3.  Enter your Control Number located on your Voting                 Instruction.
       Instruction.
                                                                    4.  Follow the instructions provided.
   4.  Follow the recorded instructions.
                                                                        Your vote is important!
       Your vote is important!                                          Go to http://www.eproxyvote.com/lfg anytime!
       Call 1-877-PRX-VOTE anytime!

                          Do not return your Voting Instruction if you are voting by Telephone or Internet.
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